UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Under §240.14a-12

Standard BioTools Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
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50 Milk Street, 10th Floor Boston, Massachusetts 02109 (650) 266-6000

April 27, 2026
Dear Stockholders:

Date:
Wednesday, June 17, 2026
Time:
11:30 a.m. Eastern Time
Place:
Online at
www.virtualshareholder
meeting.com/LAB2026

You are cordially invited to attend the 2026 annual meeting of stockholders of Standard BioTools Inc. (the “Annual Meeting”) to be held exclusively online via live webcast on Wednesday, June 17, 2026, at 11:30 a.m. Eastern Time. The meeting can be accessed by visiting at www.virtualshareholdermeeting.com/LAB2026, where you will be able to listen to the meeting live, submit questions, and vote online. We believe that a virtual stockholder meeting provides greater access to those who may want to attend. This approach also aligns with our broader sustainability and cost-savings goals.
Details regarding the meeting, the business to be conducted at the meeting, and information about Standard BioTools Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the Annual Meeting, three persons will be elected to our board of directors. In addition, we will ask stockholders to:
•	approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement,
•	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026,
•	approve our 2026 Equity Incentive Plan, and
•	approve an amendment to our Amended and Restated 2017 Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance thereunder by 1,200,000 shares.
Our board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the Annual Meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 27, 2026 we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our Annual Meeting and our 2025 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting, and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of Standard BioTools Inc. We look forward to seeing you at the Annual Meeting.
Sincerely,

Michael Egholm, Ph.D.
President & Chief Executive Officer

Note About Forward-Looking Statements
This proxy statement and the accompanying materials contain forward-looking statements. All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “could,” “seeks,” “may,” “plan,” “potential,” “predicts,” “projects,” “should,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements include information concerning our possible or assumed future cash flow, revenue, sources of revenue and results of operations, cost of product revenue and product margin, operating and other expense, potential royalty streams, business strategies, financing plans, expansion of our business, investments to expand our customer base, plans for our products, competitive position, industry environment, potential growth opportunities, market growth expectations, acceleration of growth, and potential merger and acquisition activity and restructuring plans. Forward-looking statements are subject to numerous risks and uncertainties that could cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Factors that could materially affect our future results, performance, or achievements include but not limited to, risks that the anticipated benefits of our merger and acquisition activity or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; risks that we may not realize expected cost savings from our restructuring, including the anticipated decrease in operational expenses, at the levels we expect; possible restructuring and transition-related disruption, including through the loss of customers, suppliers, and employees and adverse impacts on our development activities and results of operation; restructuring activities, including our subleasing plans, customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause us to use cash more quickly than we expect or change or curtail some of our plans, or both; risks that our expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in our business or external market conditions; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, our products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; existing and potential future National Institutes of Health funding pressures; the effect from existing and potential future U.S. export controls and tariffs; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to our research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. In addition, investors in Standard BioTools should review the more detailed discussions of additional risks and uncertainties and other information affecting our business described under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2025 and in our subsequent Quarterly Reports on Form 10-Q.
Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

50 Milk Street, 10th Floor Boston, Massachusetts 02109 (650) 266-6000

Notice of 2026 Annual Meeting of Stockholders

Date
Wednesday, June 17, 2026
Time
11:30 a.m. Eastern Time
Place
Online at www.virtualshareholder
meeting.com/LAB2026

There is no physical location for the Annual Meeting.

VOTING
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information” beginning on page 1 of the proxy statement accompanying this notice.

Items of Business

To vote to elect three nominees as Class I Directors, each to a term expiring at our 2029 annual meeting of stockholders and to hold office until his successor is duly elected and qualified.
To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.
To approve our 2026 Equity Incentive Plan.
To approve an amendment to our Amended and Restated 2017 Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance thereunder by 1,200,000 shares.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.
Record Date
You are entitled to vote only if you were a Standard BioTools stockholder of record as of the close of business on the record date, April 24, 2026 (the “Record Date”). Only holders of record of Standard BioTools common stock on the Record Date are entitled to notice of and to vote at the Annual Meeting.
Meeting Admission
You are entitled to attend the virtual Annual Meeting only if you were a Standard BioTools stockholder as of the close of business on the Record Date or otherwise hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in “street name”), you should contact your broker, bank, trustee or nominee to obtain a legal proxy or broker’s proxy card in order to vote.
Participation in Annual Meeting
We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.virtualshareholdermeeting.com/LAB2026. Please see “Important Information About the Annual Meeting” for additional information.
The Annual Meeting will begin promptly at 11:30 a.m. Eastern Time. The virtual meeting room will open at 10:45 a.m. Eastern Time for check-in.
Annual Report
You may access our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) and our proxy solicitation materials by visiting www.proxyvote.com. Our 2025 Annual Report is not a part of the proxy solicitation materials.

50 Milk Street, 10th Floor Boston, Massachusetts 02109 (650) 266-6000
Proxy Statement for the Standard BioTools Inc.
Annual Meeting of Stockholders to be Held on June 17, 2026
This proxy statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders, contains information about the Annual Meeting, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 11:30 a.m. Eastern Time, on Wednesday, June 17, 2026. The Annual Meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/LAB2026. You will not be able to attend the Annual Meeting in person.
This proxy statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.
On or about April 27, 2026, we intend to begin mailing to our stockholders the Notice containing instructions on how to access our proxy statement for our 2026 annual meeting of stockholders and our 2025 Annual Report. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting, and how to receive a paper copy of the proxy materials by mail.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 17, 2026
This proxy statement, the Notice of 2026 Annual Meeting of Stockholders, our form of proxy card and our 2025 Annual Report are available for viewing, printing, and downloading at www.proxyvote.com. To view these materials please have your control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “Latest Reports” section of the “Investors” section of our website at https://investors.StandardBio.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Standard BioTools Inc., Attn: Investor Relations, 50 Milk Street, 10th Floor, Boston, Massachusetts 02109. Exhibits will be provided upon written request and payment of an appropriate processing fee.
Important Information About the Annual Meeting
Our Annual Meeting will be conducted online only, via live webcast. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. Instructions on how to attend the Annual Meeting are posted at www.virtualshareholdermeeting.com/LAB2026.

You may log in to the meeting platform beginning at 10:45 a.m. Eastern Time on Wednesday, June 17, 2026. The meeting will begin promptly at 11:30 a.m. Eastern Time.
You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualshareholdermeeting.com/LAB2026. Stockholders of record and beneficial owners as of the close of business on the Record Date, April 24, 2026, may vote their shares electronically during the Annual Meeting.
If you encounter any difficulties accessing or asking questions during the Annual Meeting, a support line will be available on the login page of the virtual meeting website.

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
to be held on Wednesday, June 17, 2026
General Information
In this proxy statement: the terms “we,” “our,” “Standard BioTools,” and the “Company” each refer to Standard BioTools Inc.; and the term “Board” means our board of directors. This proxy statement and the accompanying proxy card are furnished in connection with the solicitation by our Board of proxies to be voted at our 2026 annual meeting of stockholders, which will take place virtually on Wednesday, June 17, 2026 at 11:30 a.m. Eastern Time, on the Internet at www.virtualshareholdermeeting.com/LAB2026, and any postponements or adjournments thereof (the “Annual Meeting”).
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on or accessible through our website is not intended to be incorporated by reference into this proxy statement and references to our website in this proxy statement are intended to be inactive textual references only.
1.	Why is the Company soliciting my proxy?
Our Board is soliciting your proxy to vote at the Annual Meeting and any postponements or adjournments thereof. This proxy statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting. Proxies will be solicited on behalf of the Board by the Company’s directors and executive officers.
2.	What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance policies, information on our Board, and certain other required information.
3.	What items of business will be voted on at the Annual Meeting?
The items of business scheduled to be voted on at the Annual Meeting are as follows:
Company Proposals
•
To vote to elect the three nominees as Class I Directors, each to a term expiring at our 2029 annual meeting of stockholders and to hold office until his successor is duly elected and qualified; To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement;

•	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2026;
•	To approve our 2026 Equity Incentive Plan (the “2026 Plan”); and
•
To approve an amendment to our Amended and Restated 2017 Employee Stock Purchase Plan (the “ESPP”), to increase the number of shares of common stock available for issuance thereunder by 1,200,000 shares.

Standard BioTools Inc.	1	2026 Proxy Statement

We will also transact any other business that properly comes before the Annual Meeting.
4.	How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
•	“FOR” the election of each of our Board’s nominees, Michael Egholm, Ph.D., Thomas Carey, and Eli Casdin, as Class I Directors;
•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement;
•	“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2026;
•	“FOR” the approval of our 2026 Plan; and
•	“FOR” the approval of an amendment to our ESPP to increase the number of shares of common stock available for issuance thereunder by 1,200,000 shares.
5.	What is a proxy?
A proxy is your legal designation of another person to vote the stock you own, in the event that you are unable to cast your vote directly at the meeting. The person you designate is your “proxy,” and you give the proxy authority to vote your shares at the meeting—according to your instructions—by submitting your voting instructions online, by telephone, or via a physical proxy card. We have designated our President and Chief Executive Officer (“CEO”), Michael Egholm, Ph.D., and our Chief Financial Officer, Alex Kim, to serve as proxies for the Annual Meeting.
6.	What shares can I vote?
Each share of our common stock issued and outstanding as of the close of business on April 24, 2026, the record date (the “Record Date”) for our Annual Meeting, is entitled to vote on all items being considered at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares you own through an account with a broker, bank, trustee, or other intermediary, sometimes referred to as owning in “street name.” As of the close of business on the Record Date, we had 390,368,119 shares of common stock outstanding and entitled to vote. Our common stock is our only class of voting stock outstanding.
7.	How many votes am I entitled to per share?
For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of common stock is entitled to one vote for each share of common stock held by such holder as of the Record Date.
8.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders beneficially own shares held in “street name” by a broker, bank, trustee, or other nominee rather than holding the shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the proxy materials were

Standard BioTools Inc.	2	2026 Proxy Statement

sent directly to you by our mailing agent. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote at the Annual Meeting. You may vote online or by telephone or mail as described below under the heading “How can I vote my shares without attending the Annual Meeting?” and by following the instructions on your proxy card.
•
Beneficial Owner. If your shares are held in a brokerage account or by another intermediary, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank, trustee, or other nominee. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares, and you are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you are a beneficial owner and do not wish to vote the Annual Meeting or you will not be attending the Annual Meeting, you may vote by following the instructions provided by your broker, bank, trustee, or other nominee.

9.	How can I contact the Company’s transfer agent?
Contact our transfer agent by writing Computershare Trust Company, N.A., 150 Royall St., Suite 101, Canton, MA 02021. You may also contact our transfer agent by calling (877) 373-6374 or via its Investor Center at https://www-us.computershare.com/Investor/Contact.
10.	How can I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via live webcast. You are entitled to attend and participate in the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.
If you are not a stockholder of record but beneficially own shares held in street name, you should contact your broker, bank, trustee, or nominee to obtain a legal proxy or broker’s proxy card in order to vote.
If you do not comply with the procedures outlined above, you may not be admitted to the virtual Annual Meeting.
Please let us know if you plan to attend the meeting by indicating your plans when prompted if you vote online or by telephone, or by marking the appropriate box on your proxy card if you vote by mail.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LAB2026. You also will be able to vote your shares by attending the Annual Meeting online. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials. Stockholders who wish to submit a question to us prior to the Annual Meeting may do so at www.proxyvote.com before 11:59 p.m. Eastern Time on Tuesday, June 16, 2026. Stockholders will need the 16-digit control number to submit a question. The online meeting will begin promptly at 11:30 a.m. Eastern Time on Wednesday, June 17, 2026. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Time, and you should allow sufficient time for the check-in procedures.
11.	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/LAB2026. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

Standard BioTools Inc.	3	2026 Proxy Statement

12.	Why are you holding a virtual meeting instead of a physical meeting?
We have held virtual meetings in the past and we may continue to host our annual meetings virtually in the future. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting. Our virtual meeting format helps us engage with all stockholders, saves our and our stockholders’ time and money, and reduces our environmental impact.
13.	How can I vote my shares?
If you are a stockholder of record as of the Record Date, you may:
•
Vote via the Virtual Meeting Website—stockholders can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/LAB2026 where stockholders may vote and submit questions during the meeting. The meeting starts at 11:30 a.m. Eastern Time on Wednesday, June 17, 2026. Please have your 16-digit control number to join the Annual Meeting. Instructions on how to attend and participate via the internet are posted at www.proxyvote.com;

•	Vote by Telephone or Through the Internet—in order to do so, please follow the instructions shown on the Notice or your proxy card; or
•
Vote by Mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your signed and dated proxy card must be received prior to the Annual Meeting in order to be voted.

Submitting your proxy, whether by telephone, through the Internet, or by mail, will not affect your right to vote should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described below) and will have no effect on the approval of the proposals.
14.	What if I receive more than one notice or proxy card?
You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How can I vote my shares?” for each account to ensure that all of your shares are voted.
15.	Can stockholders ask questions during the Annual Meeting?
Yes. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/LAB2026, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Our rules of conduct and procedure for the meeting generally provide that: We limit each stockholder to one question so that we can answer questions from as many stockholders as possible. Questions should be succinct and cover only one topic per question. Questions from multiple stockholders on the same topic or that are otherwise related may be

Standard BioTools Inc.	4	2026 Proxy Statement

grouped, summarized, and answered together to avoid repetition. In addition, questions may be edited for brevity and grammatical corrections. We reserve the right to exclude questions that are, among other things, irrelevant to the business of the Annual Meeting, irrelevant to our business, related to material non-public information of the company, derogatory or in bad taste, in furtherance of the stockholder’s personal or business interests, related to pending or threatened litigation; repetitious or already made by another stockholder, related to personal matters or grievances, or out of order or otherwise not suitable for the conduct of the Annual Meeting (as determined by the Chairperson of our Board or our Corporate Secretary in their reasonable discretion). A webcast replay of the Annual Meeting, including the Q&A session, will be available for 90 days following the Annual Meeting at www.virtualshareholdermeeting.com/LAB2026.
If there are matters of individual concern to a stockholder (rather than of general concern to all stockholders), or if we are not able to answer all the questions posed, stockholders may contact us separately after the meeting through our Investor Relations department by email at investors@standardbio.com.
16.	How can I vote my shares without attending the virtual Annual Meeting?
By Telephone or via the Internet
If you are a stockholder of record on the Record Date, you may vote by following the telephone or Internet voting instructions on your Notice. If you are a beneficial owner of shares, your broker, bank, trustee, or other nominee may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, trustee, or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive from your broker, bank, trustee, or other nominee and instruct your broker, bank, trustee, or other nominee to vote your shares using the enclosed proxy card.
By Mail
If you are a stockholder of record, complete, sign and date the enclosed proxy card and return it in the return envelope provided (which is postage prepaid if mailed in the United States). If the prepaid envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.
If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card as proxy holders—Michael Egholm, Ph.D. and Alex Kim—will vote the shares represented by your proxy card as recommended by our Board and in their discretion on any other matters as may properly come before the Annual Meeting.
If you are a beneficial owner of shares and you received a printed copy of the proxy materials from your broker, bank, trustee, or other nominee, we recommend that you follow the voting instructions in the materials you receive from your broker, bank, trustee, or other nominee and instruct your broker, bank, trustee, or other nominee to vote your shares using the enclosed proxy card.
You may attend the Annual Meeting even if you have already voted by proxy.
17.	Can I change my vote or revoke my proxy?
You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our Corporate Secretary at Standard BioTools Inc., 50 Milk Street, 10th Floor, Boston, Massachusetts 02109, Attn: Corporate Secretary, prior to your shares being voted, or (iii) attending the Annual Meeting and voting at the meeting. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting at the meeting.

Standard BioTools Inc.	5	2026 Proxy Statement

18.	Is there a list of stockholders entitled to vote at the Annual Meeting?
The names of stockholders of record entitled to vote at the Annual Meeting will be available for examination on the Internet through the virtual web conference during the Annual Meeting and from our Corporate Secretary for 10 days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 50 Milk Street, 10th Floor, Boston, Massachusetts 02109.
19.	Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
20.	How many shares must be present or represented to conduct business at the Annual Meeting?
As of the Record Date, there were 390,368,119 shares of our common stock outstanding and entitled to vote. Each holder of our common stock is entitled to one vote for each share of common stock held as of the Record Date. A quorum will be present at the Annual Meeting if the holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote as of the Record Date are present at the Annual Meeting or represented by proxy. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the Chairperson of the meeting or the holders of a majority of the stock issued and outstanding present at the Annual Meeting may adjourn the meeting to another date.
21.	What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Discretionary Voting Allowed?
Election of Class I Directors	A plurality of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors	No
Advisory Vote on Approval of the Compensation of Our Named Executive Officers	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	No
Ratification of the Appointment of PwC as Our Independent Registered Public Accounting Firm for the Year Ending December 31, 2026	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	Yes
Approval of our 2026 Plan	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	No
Approval of an Amendment to our ESPP to Increase the Number of Shares of Common Stock Available for Issuance Thereunder by 1,200,000 Shares	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	No

Standard BioTools Inc.	6	2026 Proxy Statement

If you are a beneficial owner, your broker, bank, trustee, or other nominee is typically permitted to vote your shares on the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2026, even if the broker, bank, trustee, or other nominee does not receive voting instructions from you. Without instructions from you, your broker, bank, trustee, or other nominee does not have discretionary authority to vote on the election of the Class I Directors, the advisory vote to approve the compensation of our named executive officers, the approval of our 2026 Plan, or the approval of an amendment to our ESPP to increase the number of shares of common stock available for issuance thereunder by 1,200,000 shares. Accordingly, if you are a beneficial owner, it is particularly important that you provide your instructions for voting your shares to your broker, bank, trustee, or other nominee on each of the proposals.
Election of Class I Directors
The Class I Directors elected to the Board will be elected by a plurality of the voting power present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, meaning that the nominees for director that receive the most votes will be elected. You may vote either “FOR” each of the nominees, “WITHHOLD” your vote from each of the nominees or “WITHHOLD” your vote from any one of the nominees. Votes that are withheld and broker non-votes will not be included in the vote tally for the election of the directors and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).
Advisory Vote on Approval of the Compensation of Our Named Executive Officers
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation awarded to our named executive officers as disclosed in this proxy statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal. Although the vote is non-binding, our Board and our Human Capital Committee of the Board (previously known as the Compensation Committee of the Board) (the “Human Capital Committee”) value the opinions of our stockholders in this matter and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote, consider our stockholders’ concerns and the Human Capital Committee will evaluate whether any actions are necessary to address those concerns.
Ratification of the Appointment of PwC as Our Independent Registered Public Accounting Firm
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2026. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal. Notwithstanding the appointment of PwC and even if our stockholders ratify the appointment, our Audit Committee of the Board (the “Audit Committee”), in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders.
Approval of Our 2026 Plan
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve our 2026 Plan. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.

Standard BioTools Inc.	7	2026 Proxy Statement

Approval of an Amendment to Our ESPP to Increase the Number of Shares of Common Stock Available for Issuance Thereunder by 1,200,000 Shares
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve an amendment to our ESPP to increase the number of shares of common stock available for issuance thereunder by 1,200,000 shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.
22.	Interest of Executive Officers and Directors
Our executive officers and directors have an interest in the approval of our 2026 Plan and the amendment to our ESPP by our stockholders because they would be eligible to participate in such plans. None of our executive officers or directors has any substantial interest in any other matter to be acted upon, other than our directors, with respect to the election to office of the directors so nominated.
23.	What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote on such other matters as may properly come before the meeting or any adjournments or postponements thereof, including, without limitation, procedural and other matters related to conduct of the meeting (such as an adjournment to later time and place) and the election of a substitute or alternate nominee if any nominee named herein is unwilling or unable to, or for good cause will not, serve.
24.	Who will count the votes?
A representative of American Election Services will tabulate the votes.
25.	Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made at the Annual Meeting, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, trustees, and other nominees for the cost of forwarding proxy materials to beneficial owners. We have hired Alliance Advisors to act as our proxy solicitor in connection with the proposals to be acted upon at the Annual Meeting. We expect to pay Alliance Advisors a fee that is not expected to exceed $22,000 plus approved reimbursement of reasonable out-of-pocket expenses, and Alliance Advisors partners will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the Annual Meeting. Proxy solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet, or personal solicitation by Alliance Advisors.
26.	Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K (a “Form 8-K”) filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Form 8-K to publish the final results.

Standard BioTools Inc.	8	2026 Proxy Statement

27.	What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the proxy materials unless one or more of these stockholders notifies us that they wish to receive individual copies. Stockholders who participate in householding will continue to be able to request and receive separate proxy materials. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding but you and other stockholders of record with whom you share an address received multiple copies of the proxy materials, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of the proxy materials for your household, please contact our mailing agent, Broadridge, either by calling (800) 579-1639, via the Internet at http://www.proxyvote.com, or via email at sendmaterial@proxyvote.com.
If you participate in householding and wish to receive a separate copy of the proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Broadridge as indicated above.
Upon request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.
Beneficial owners can request information about householding from their broker, banks, trustee, or other nominee.
28.	Can I opt for electronic delivery of future stockholder communications from the Company?
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by contacting Broadridge, either by calling (800) 579-1639, via the Internet at http://www.proxyvote.com, or via email at sendmaterial@proxyvote.com.
29.	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Proposals for Inclusion in our Proxy Statement
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our next annual meeting of stockholders (the “2027 Annual Meeting”), our Corporate Secretary must receive the written proposal at our principal executive offices not later than December 28, 2026, the date that is 120 calendar days before the date that is one year after the date of our proxy statement released to stockholders in connection with the Annual Meeting; provided, however, that in the event that we hold our 2027 Annual Meeting more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Standard BioTools Inc.
Attn: Corporate Secretary
50 Milk Street, 10th Floor
Boston, Massachusetts 02109

Standard BioTools Inc.	9	2026 Proxy Statement

Other Proposals, Including Director Nominations, Not for Inclusion in our Proxy Statement
Our amended and restated bylaws (our “bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal, including director nominations, before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the Company’s proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our Board, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely under our bylaws for our 2027 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive offices not earlier than the date that is 75 days before (February 11, 2027), or later than the date that is 45 days before (March 13, 2027), the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the Annual Meeting.
In the event that we hold our 2027 Annual Meeting more than 30 days before or more than 60 days after the one-year anniversary date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2027 Annual Meeting and no later than the close of business on the later of the following two dates:
•	the 90th day prior to the 2027 Annual Meeting, or
•	the 10th day following the day on which public announcement of the date of such meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present such proposal at such meeting, we are not required to present the proposal for a vote at the meeting.
In addition to satisfying the requirements under the advance notice procedures of our bylaws described above, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 18, 2027 and otherwise comply with the requirements of Rule 14a-19.
Submitting Recommendations for Director Candidates to our Nominating and Corporate Governance Committee
In addition to the above, a stockholder may make a recommendation to our Nominating and Corporate Governance Committee relating to director candidates. It is the policy of our Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) to consider recommendations for candidates to the Board from stockholders holding not less than one percent (1%) of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation. For additional information regarding stockholder recommendations for director candidates, please see the section entitled “Corporate Governance and Board of Directors — Process for Recommending Candidates to the Board of Directors.”
Availability of Bylaws
Our bylaws are available on our website at https://investors.StandardBio.com/corporate-governance/governance-overview. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Standard BioTools Inc.	10	2026 Proxy Statement

Management and Corporate Governance
Corporate Governance Principles
Our Board has adopted a set of principles that establish the corporate governance policies pursuant to which the Board intends to conduct its oversight of our business in accordance with its fiduciary responsibilities. Among other things, these corporate governance principles address the establishment and operation of Board committees, the role of our Chairperson, and matters relating to director independence and performance assessments. Our corporate governance principles can be found on our website at https://investors.StandardBio.com by clicking on Governance — Governance Overview.
Role and Composition of the Board
As identified in our corporate governance principles, the role of our Board is to oversee the performance of our CEO and other senior management. Our Board is responsible for hiring, overseeing, and evaluating management, while management is responsible for running our day-to-day operations.
Our Board currently has seven members and is divided into three staggered classes of directors. The Board is nominating three nominees for election as Class I Directors.
The following table sets forth the names, ages as of April 15, 2026, and certain other information for each of our current directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Michael Egholm, Ph.D.	I	63	President, Chief Executive Officer, and Director	2022	2026	2029
Thomas Carey(3)	I	64	Chairperson	2024	2026	2029
Eli Casdin(1)(3)	I	53	Director	2022	2026	2029
Troy Cox(1)(2)	II	61	Director	2024	2027	—
Fenel M. Eloi(2)	II	67	Director	2023	2027	—
Kathy Hibbs(2)(3)	III	62	Director	2024	2028	—
Frank Witney, Ph.D.(1)(2)	III	72	Director	2022	2028	—

(1)	Member of our Human Capital Committee.
(2)	Member of our Audit Committee.
(3)	Member of our Nominating and Corporate Governance Committee.
Michael Egholm, Ph.D. has served as our President and CEO, and a member of our Board, since April 2022. Dr. Egholm has more than 25 years of proven leadership in developing and commercializing innovative technologies. Prior to joining the Company, he was Chief Executive Officer of Standard BioTools, LLC from October 2021 until April 2022. Prior to that, Dr. Egholm served as Chief Technology Officer of Danaher Life Sciences (“Danaher”) from 2017 to September 2021, where he also founded and led Danaher’s

Standard BioTools Inc.	11	2026 Proxy Statement

corporate venture fund, and he served as President, Biopharmaceuticals at Pall Corporation from 2014 to 2017 and as Chief Technology Officer from 2010 to 2014. Prior to that, Dr. Egholm served as Chief Technology Officer of 454 Life Sciences Corporation, a former subsidiary of Roche Holding AG (“Roche”) (OTCM: RHHBY). Dr. Egholm is an elected member of the Royal Danish Academy of Sciences and Letters and the named inventor of 40 U.S. patents. He has published more than 100 research papers, with several in renowned peer reviewed journals, including Science, Nature, and The New England Journal of Medicine. Dr. Egholm earned a Ph.D. and master’s degree in chemistry from the University of Copenhagen. We believe that Dr. Egholm’s extensive industry experience with life sciences companies qualifies him to serve on our Board.
Thomas Carey has served as a member and as Chairperson of our Board since January 2024, after previously serving on the board of directors of SomaLogic, Inc. (“SomaLogic”) since March 2023. He has over twenty-five years in executive search and consulting experience in the life sciences sector. He is the Founder and Managing Partner of the Perspective Group, LLC, a life sciences consulting firm, and he specializes in broad advisory and recruitment functions. From 2010 through 2015, Mr. Carey served as Global Head of the Healthcare and Life Sciences Practice for Russell Reynolds Associates, Inc., and led the Life Sciences Board Practice for SSI (U.S.) Inc. (DBA Spencer Stuart). Prior to entering the search industry, Mr. Carey served as an investment banker and then as Chief Financial Officer of various private and public healthcare and information technology companies. Mr. Carey earned a bachelor’s degree from the College of the Holy Cross and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. He also previously served as Chairperson of the Board of Directors of Vital Biosciences, Inc. (“Vital Biosciences”) and held an eight-year tenure on the board of directors of Exact Sciences (Nasdaq: EXAS). Mr. Carey brings more than twenty years of broad life sciences industry expertise. We believe that Mr. Carey’s background in finance and the executive search industry also provides our Board a valuable perspective with respect to financial strategy, key executive hires, and other personnel-related matters.
Eli Casdin has served as a member of our Board since April 2022. Mr. Casdin currently serves as Chief Investment Officer of Casdin Capital, an investment firm specializing in life sciences, which he founded in 2011. Prior to founding Casdin Capital, Mr. Casdin was a vice president at Alliance Bernstein’s thematic investment arm from 2007 until 2011, focusing on new technologies for the life sciences and healthcare sectors. Mr. Casdin previously held positions at Bear Stearns, an investment bank, and Cooper Hill Partners, a biotechnology-focused investment firm. Mr. Casdin also previously served on the board of directors of SomaLogic and currently serves on the board of directors of GeneDx (Nasdaq: WGS) and 2Seventy Bio Inc (Nasdaq: TSVT) until it was acquired by Bristol Myers Squibb Co in May 2025. Mr. Casdin has previously served on the board of directors of Absci Corporation, Century Therapeutics, Inc., EQRx Inc., Exact Sciences Corporation, and Tenaya Therapeutics, Inc. He has also served as a board observer for 4D Molecular Therapeutics, Fulcrum Therapeutics, Invitae, Tango Therapeutics, and Verve Therapeutics, and served as Chief Executive Officer and director of CM Life Sciences, Inc., CM Life Sciences II, Inc., and CM Life Sciences III, Inc., until August 2021, September 2021, and December 2021, respectively. Mr. Casdin also currently serves on the boards of directors of a number of privately held life sciences companies and currently serves as a member of the Columbia University School of General Studies board of visitors, the Rockefeller University board of trustees, and the New York Genome Center board of directors. Mr. Casdin earned his B.S. from Columbia University and an M.B.A. from Columbia Business School. We believe that Mr. Casdin’s extensive experience as both an investor and executive in the biopharmaceutical industry, as well as his extensive service on the boards of directors of numerous life sciences and biotechnology companies, provides him with the qualifications and skills necessary to serve on our Board.
Troy Cox has served as a member of our Board since January 2024, after previously serving as a member of the board of directors of SomaLogic since September 2021 and as Executive Chair of SomaLogic from October 17, 2022 through March 28, 2023 and prior to that, on the board of directors of CM Life Sciences II. Mr. Cox has served as a director of SOPHiA GENETICS SA (Nasdaq: SOPH) since July 2019 and as its Chairperson since February 2020. Mr. Cox previously served on the board of directors of LetsGetChecked Inc., Zymeworks Inc. (NYSE: ZYME), Biosplice Therapeutics, Dream Foundation non-profit and the Massachusetts BioTechnology Council. Mr. Cox previously led Foundation Medicine, Inc. (“Foundation Medicine”) as President and Chief Executive Officer from February 2017 to February 2019, including through its acquisition by Roche in July 2018. Prior to Foundation Medicine, Troy served as Senior Vice President and an officer at Genentech, Inc. from February 2010 to February 2017. Prior to that, Mr. Cox held executive and senior roles of increasingly broad accountabilities including president at UCB BioPharmaceuticals, Senior Vice President at Sanofi-Aventis and diverse foundational roles at Schering-Plough. Mr. Cox received an M.B.A. from the University of

Standard BioTools Inc.	12	2026 Proxy Statement

Missouri and B.B.A. in Finance from the University of Kentucky. We believe that Mr. Cox’s qualifications to serve on our Board include his extensive operational and strategic experience in the life sciences industry as an executive as well as a board director and in connection with evaluation and execution of business transaction and merger opportunities.
Fenel M. Eloi has served as a member of our Board since March 2023. Mr. Eloi has served as Managing Partner of P&M Capital Partners, LLC since April 2018. From September 2006 until March 2018, Mr. Eloi served as Chief Operating Officer of Cell Signaling Technology and, prior to that, he served as Chief Financial Officer of Cell Signaling Technology. Mr. Eloi also served as Chief Operating Officer and Chief Financial Officer of Interleukin Genetics and Chief Financial Officer of Genome Therapeutics Corporation. Since February 2021, Mr. Eloi has served on the board of directors of 908 Devices, Inc., where he chairs the audit committee. Mr. Eloi currently serves on the board of directors of several privately held companies, including MitoTherapeutix, Inc., where he also serves as Chairperson of the audit committee, Vaxess Technologies, Inc., and VIC Technology Venture Development. Mr. Eloi earned a B.A. in Business from Lee University and an M.B.A. from Anna Maria College. We believe that Mr. Eloi’s extensive experience as a life sciences operating leader, as well as his extensive financial experience in the life sciences industry qualify him to serve on our Board.
Kathy Hibbs has served as a member of our Board since January 2024, after serving on the board of directors of SomaLogic since March 2023. In May 2024, she retired from her position as Chief Administrative Officer of 23andMe Holding Co. (“23andMe”) (Nasdaq: ME), a global genomics and biotechnology company. She previously served 23andMe as Chief Legal and Regulatory Officer and Secretary from June 2021 to February 2022 and as Chief Legal and Regulatory Officer from 2014 to June 2021. In March 2025, 23andMe and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Missouri. Previously, Ms. Hibbs served as Senior Vice President and General Counsel of Genomic Health, Inc., a genetic research and cancer diagnostics company, from 2009 to 2014. Prior to that, from 2000 to 2009, Ms. Hibbs served as Senior Vice President and General Counsel of Monogram Biosciences Inc., and from 1995 to 1999, she was the Director of Legal Affairs at Varian Associates, Inc. followed by its successor, Varian Medical Systems, Inc. She also serves on the board of directors and as Chairperson of the nominating and corporate governance committee of SOPHiA GENETICS SA (Nasdaq: SOPH) and as a member of the Fast Company Impact Council. Ms. Hibbs previously served on the board of directors of Decipher Biosciences (Nasdaq: DECI) until its acquisition. Ms. Hibbs received her B.A. in Political Science from the University of California, Riverside, and her J.D. from the University of California, San Francisco. We believe Ms. Hibbs’ qualifications to serve on our Board include her more than 20 years of expertise in the clinical laboratory and medical device industries and her experience as a public company executive.
Frank Witney, Ph.D. has served as a member of our Board since April 2022. Dr. Witney has served as an operating partner at Ampersand Capital Partners, a private equity firm, since September 2016. From July 2011 to March 2016, Dr. Witney served as President and Chief Executive Officer of Affymetrix, Inc. (“Affymetrix”), a provider of life science products and molecular diagnostic products, until Affymetrix was acquired by Thermo Fisher Scientific Inc. From April 2009 to May 2011, Dr. Witney served as President and Chief Executive Officer of Dionex Corporation, a provider of analytical instrumentation and related accessories and chemicals. From December 2008 to April 2009, Dr. Witney served as Affymetrix’s Executive Vice President and Chief Commercial Officer. From July 2002 to December 2008, Dr. Witney served as President and Chief Executive Officer of Panomics Inc. Dr. Witney currently serves on the boards of directors of Revvity Inc. (NYSE: RVTY), Alamar Biosciences, Inc., Cerus Corporation (Nasdaq: CERS), Leinco Technologies, Inc., and Biologos. He has previously served on the boards of directors of Telesis Bio (OTCMKTS: TBIO), Gyros Protein Technologies, RareCyte Inc., GeneOptx, Canopy Bioscience, Emulate, Inc., BioEcho Life Science, JumpCode Genomics, Inc., and Nexcelom Inc. Dr. Witney earned a B.S. in microbiology from the University of Illinois as well as a M.S. in microbiology and a Ph.D. in molecular and cellular biology from Indiana University. We believe that Dr. Witney’s experience in the life sciences industry and his relevant public board experience qualify him to serve on our Board.
At each annual meeting of stockholders, a class of directors is elected for a term of three years to succeed the class of directors whose terms are then expiring. The terms of the Class I, Class II and Class III Directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the year 2027 for the Class II Directors, 2028 for the Class III Directors, and 2029 for the Class I Directors.

Standard BioTools Inc.	13	2026 Proxy Statement

2025 Board Meetings
During fiscal year 2025, our Board held 18 meetings (including regularly scheduled and special meetings), and the various standing committees of our Board held a total of 13 meetings. All of our directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served during the past fiscal year, in each case during the period that they served as a director.
Director Attendance at Annual Meeting of Stockholders
Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage all directors to attend. Five of the members of our Board attended our annual meeting of stockholders in 2025.
Board Leadership Structure
Our corporate governance principles provide that the Board will fill the Chairperson and CEO positions based upon the Board’s view of what is in our best interests at any point in time. Although our current Chairperson is a non-employee director, the Board has not adopted any policy requiring separation of the Chairperson and CEO positions or requiring allocation of the Chairperson position to a non-employee director.
Thomas Carey, an independent director with substantial public board and Chairperson experience, as well as extensive executive leadership experience, currently serves as our Chairperson. Mr. Carey previously served as a member of the board of directors of Exact Sciences Corporation’s (Nasdaq: EXAS), a publicly traded cancer diagnostics company, a member of the board of directors of SomaLogic (which previously traded under Nasdaq: SLGC) and as Chairperson of the board of directors of Vital Biosciences, a venture capital backed point-of-care diagnostics company. Our Board believes that Mr. Carey’s qualifications to serve as Chairperson include his more than twenty years of broad life sciences industry expertise and his background in finance.
Separating the positions of Chairperson and CEO allows our CEO to focus on our day-to-day business, while allowing our Chairperson to lead our Board in its fundamental role providing independent advice to and oversight of management. The Board believes that having an independent director serve as Chairperson is the appropriate leadership structure for Standard BioTools at this time and demonstrates our commitment to good corporate governance.
Director Independence
As a company listed on The Nasdaq Global Select Market, we are required by the applicable listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”) to maintain a board of directors comprising a majority of “independent directors,” as determined affirmatively by our Board. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of our Audit, Human Capital, and Nominating and Corporate Governance Committees be independent. In April 2026, our Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that more than a majority of our current directors are “independent directors” as defined under applicable Nasdaq rules, including Eli Casdin, Thomas Carey, Troy Cox, Kathy Hibbs, Frank Witney, Ph.D., and Fenel M. Eloi. Michael Egholm, Ph.D. is the only current director who is not considered an independent director because of his positions as our President and CEO. Our Board was composed of a majority of independent directors at all times during 2025 and continues to be so comprised. There are no family relationships among any of our directors and officers nor were there any such relationships during 2025.
There are no legal proceedings to which any of our directors or executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

Standard BioTools Inc.	14	2026 Proxy Statement

Executive Sessions of Independent Directors
In order to promote open discussion among independent directors, our Board has a policy of conducting executive sessions of independent directors during each regularly scheduled board meeting and at such other times as requested by an independent director. These executive sessions are chaired by our independent Chairperson. Dr. Egholm does not participate in such sessions.
Board’s Role in Risk Oversight
While our management team is responsible for the day-to-day management of the risks Standard BioTools faces, our Board has the responsibility to oversee management’s processes for identifying, monitoring, and addressing enterprise risks, evaluate and discuss with management its assessments of matters relating to enterprise risks, and oversee and monitor management’s plans to address such risks. The Board takes an enterprise-wide approach to risk management designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance, and to enhance stockholder value. In order to understand the most significant risks faced by the Company and the steps being taken to manage those risks, Standard BioTools conducts annual enterprise risk management assessments, facilitated by the Company’s executive leadership team in collaboration with the internal audit function, which are presented by management annually at a Board meeting. The Company’s information technology team conducts cybersecurity assessments, which are presented at each quarterly Audit Committee meeting. The Company is working toward enhancing its compliance policies, procedures, and practices to continuously improve the Company’s approach to risk management. The Board’s review of our business is an integral aspect of its assessment of management’s tolerance for risk and its determination as to the appropriate level of risk for our Company.
Although the Board has determined that enterprise risk management should be the responsibility of the Board as a whole, it has delegated responsibility to oversee specific areas of risk management to its committees. Our Audit Committee focuses on financial risks, including risks related to the Company’s investment policy and practices, as well as overseeing and reviewing the Company’s cybersecurity, data privacy, and other information technology risks, controls, and procedures, including the Company’s plans to mitigate cybersecurity risks and respond to data breaches. The Audit Committee also monitors the Company’s compliance with laws, regulations, and related Company policies, including our whistleblower policy, anticorruption compliance policy, related person transactions policy, and Code of Ethics and Conduct. Our Nominating and Corporate Governance Committee additionally assists the Board in fulfilling its oversight responsibilities with respect to the management of risk associated with corporate governance and board organization, membership, and structure. Our Human Capital Committee considers risks related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.
At periodic meetings of the Board and its committees and in other meetings and discussions, management reports to, and seeks guidance from, the Board and its committees with respect to the most significant risks that could affect our business, such as legal, financial, tax, audit, and cybersecurity-related risks. In addition, among other matters, management provides periodic reports on our compliance programs and efforts to our Audit Committee and reports with respect to governance to the Nominating and Corporate Governance Committee.
Board Committees
Our Board has three standing committees: an Audit Committee, a Human Capital Committee (previously referred to as the Compensation Committee), and a Nominating and Corporate Governance Committee. Each committee operates under a written charter approved by our Board that satisfies the applicable standards of the SEC and Nasdaq. The committee charters are available on our website at https://investors.StandardBio.com by clicking on “Governance — Governance Overview.”
Audit Committee. Our Audit Committee met five times during the fiscal year ended December 31, 2025. Our Audit Committee is currently chaired by Mr. Eloi. The current committee members are Mr. Eloi, Mr. Cox, Ms. Hibbs, and Dr. Witney. Our Board has determined that each member of the Audit Committee is independent and financially literate under the current rules and regulations of the SEC and Nasdaq and that Mr. Eloi qualifies as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC.

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The Audit Committee oversees our corporate accounting and financial reporting process and the financial and cybersecurity aspects of our enterprise risk management process and assists our Board in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is authorized to, among other things:
•	oversee the work of our independent registered public accounting firm;
•	approve the hiring, discharge, and compensation of our independent registered public accounting firm;
•	approve engagements of our independent registered public accounting firm to render any audit or permissible non-audit services;
•	evaluate the qualifications, independence, and performance of our independent registered public accounting firm;
•
discuss and, as appropriate, review with management and our independent registered public accounting firm our annual and quarterly financial statements and our major critical accounting policies and practices;

•	review management’s assessment of our internal controls; and
•	review the adequacy and effectiveness of our internal control policies and procedures.
Human Capital Committee. Our Human Capital Committee met four times during the fiscal year ended December 31, 2025. Our Human Capital Committee is currently chaired by Dr. Witney. The current members of the committee are Dr. Witney, Mr. Casdin and Mr. Cox. Each member of the Human Capital Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq. Furthermore, if required to ensure compliance with Rule 16b-3 under the Exchange Act, a subcommittee of the Human Capital Committee or the Board considers and approves the grant of equity awards to our executive officers.
The Human Capital Committee oversees our corporate compensation programs and is authorized to, among other things:
•	review and approve, or make recommendations to the Board to approve, the compensation and benefits of our CEO and other executive officers;
•	review and approve, or make recommendations to the Board to approve, our corporate goals and objectives relevant to the compensation of our CEO;
•	provide oversight of the Company’s overall compensation plans and benefits program; and
•	administer our equity incentive plans.
Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2025. Our Nominating and Corporate Governance Committee is currently chaired by Mr. Carey. The current members of the committee are Mr. Carey, Mr. Casdin and Ms. Hibbs. Our Board has determined that each member of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq.
Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors and oversees our corporate governance matters. Among other things, the Nominating and Corporate Governance Committee is authorized to:
The Nominating and Corporate Governance Committee also reviews our initiatives with respect to sustainability and corporate responsibility, including environmental and social matters.
•	evaluate and make recommendations regarding the composition, organization, and governance of the Board and its committees;
•	evaluate the performance of members of the Board and make recommendations regarding committee and Chair assignments;
•	recommend desired qualifications for Board membership and conduct searches for potential members of the Board;
•	oversee the orientation process for new directors and continuing director education;

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•	review and recommend Board compensation programs for outside directors;
•	review and make recommendations concerning management succession planning; and
•	develop and make recommendations with regard to our corporate governance guidelines.
Compensation (Human Capital) Committee Interlocks and Insider Participation
None of the members of our Human Capital Committee during our last fiscal year (which included Dr. Witney, Mr. Casdin, Mr. Cox, and Dr. Madaus) was an officer or employee of our Company. During our last fiscal year, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Human Capital Committee.
Considerations in Identifying and Evaluating Director Nominees
Our Nominating and Corporate Governance Committee has established policies and procedures relating to the consideration of any individual recommended as a prospective director nominee from stockholders. Please see the section entitled “Process for Recommending Candidates to the Board of Directors” below for details. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the Committee from other sources.
The Nominating and Corporate Governance Committee is responsible for determining the criteria for membership to our Board and recommending candidates for election to the Board. In its evaluation of director candidates, including the members of the Board eligible for reelection, our Nominating and Corporate Governance Committee considers the following:
•	the current size and composition of our Board and the needs of the Board and its respective committees;
•
factors such as character, integrity, judgment, diversity of professional background and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like; and

•	other factors that our Nominating and Corporate Governance Committee may consider appropriate.
Any nominee for a position on the Board must satisfy the following minimum qualifications:
•	the highest personal and professional ethics and integrity;
•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•	skills that are complementary to those of the existing Board;
•	the ability to assist and support management and make significant contributions to the Company’s success; and
•	an understanding of the fiduciary responsibilities required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.
If our Nominating and Corporate Governance Committee determines that an additional or replacement director is required, the Nominating and Corporate Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Nominating and Corporate Governance Committee, Board, or management. We have from time to time retained a third-party search firm to assist with the identification and evaluation of qualified candidates to serve on the Board.

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Process for Recommending Candidates to the Board of Directors
It is the policy of our Nominating and Corporate Governance Committee to consider recommendations for candidates to the Board from stockholders holding not less than one percent (1%) of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation. Stockholder recommendations for candidates to the Board must be directed in writing to Standard BioTools Inc., 50 Milk Street, 10th Floor, Boston, Massachusetts 02109, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and Standard BioTools, and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, integrity, judgment, diversity of background and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like, and personal references. For details regarding the process to nominate a director directly for election to the Board at an annual meeting of the stockholders, please see item 29 of the General Information section entitled “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? — Nomination of Director Candidates.”
Board Tenure and Overboarding Policies
Our Board is committed to good board governance. In addition to the above, our Board, led by the Nominating and Corporate Governance Committee, has adopted a number of other governance principles applicable to our Board, including a principle of limited tenure for directors. Our Board believes that directors should not have “unlimited tenure” and, in general, a Board tenure of nine to 10 years is encouraged for directors. Prior to each annual meeting of stockholders, including the Annual Meeting, the Nominating and Corporate Governance Committee considers whether each director eligible for reelection should stand for reelection based on tenure, among other factors.
Our Board has also adopted principles relating to “overboarding.” Prior to accepting a position to serve on any board of directors or other governing body of a for-profit corporation, for-profit organization, or other for-profit entity, our directors must notify relevant individuals, including the Chairperson of the Board and the Chairperson of the Nominating and Corporate Governance Committee. Unless an exception is specifically approved, directors may not accept additional board commitments that would cause them to be considered “overboarded” by the standards of Institutional Shareowner Services or Glass Lewis, and in no event should our non-employee directors sit on more than four (4) public-company boards.
Insider Trading Policy and Policy Against Hedging and Pledging
We have adopted our Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by all Company personnel, including by our directors, officers, employees, and consultants, as well as certain related persons to such individuals. The Insider Trading Policy prohibits, among other things, insider trading and certain speculative transactions in our securities and other companies’ securities (including short sales, transacting in put and call options and other hedging or derivative transactions in our securities) and establishes a regular blackout period schedule during which directors, executive officers, employees and other covered persons may not trade in the Company’s securities, as well as certain pre-clearance procedures that directors and certain officers, employees and other covered persons must observe prior to effecting any transaction in our securities. Our Insider Trading Policy also prohibits tipping and establishes guidelines for the prevention of insider trading by others. We believe the Insider Trading Policy is reasonably designed to promote compliance with applicable insider trading laws, rules, and regulations, as well as the exchange listing standards applicable to us. Although we have not adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, the Board, or one or more of its committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of its procedures to review and approve any such transaction, plan or arrangement, the Board or committee

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consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. The foregoing description of our Insider Trading Policy is qualified in its entirety by reference to the full text of the Insider Trading Policy, filed as Exhibit 19.1 to our 2025 Annual Report, filed with the SEC on March 16, 2026.
Stockholder Engagement
We believe that understanding the perspective of our stockholders is a key component of good corporate governance and we are committed to an active and robust stockholder engagement program. The goals of our stockholder engagement program are to:
•	provide transparency and visibility into our strategy, our financial and operational performance, and our governance practices;
•	determine which issues are important to our stockholders and share our views on those issues; and
•	discuss and seek feedback on our business, executive compensation, and corporate governance policies and practices.
We engage with stockholders year-round, involving our investor relations team, senior management, and our Chairperson or Board committee Chairs as appropriate and/or requested. This includes participating in investor conferences, industry, and formal events, in person one-on-one meetings, and conference calls throughout the year.
Communications with the Board
We have a practice of regularly engaging with our stockholders to seek their feedback, as further described in the section entitled “Stockholder Engagement” above. Stockholders who wish to communicate with our Board or with an individual member of our Board are welcome to do so either (i) in writing, addressed to: Standard BioTools Inc., 50 Milk Street, 10th Floor, Boston, Massachusetts 02109, Attn: Corporate Secretary, or (ii) by going online to https://investors.StandardBio.com and clicking on “Governance — Contact the Board.” Communications are distributed to our Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.
Corporate Responsibility and Sustainability
Our mission is to improve life through comprehensive health insight. Our cutting-edge biotechnology tools empower researchers to deepen human understanding of health and disease and accelerate the development of therapies to increase the quality of all life. Consistent with this mission, we strive to conduct our business in a manner that demonstrates our respect for the environment in which we live and operate and our concern for the health and safety of the personnel throughout our organization and supply chain.
We have previously adopted the following:
•	an enterprise-level environment, health, and safety policy;
•
a statement of commitment to doing business responsibly by aligning our strategies and global operations with the United Nations Global Compact principles on human rights, labor laws, environmental protection, and corruption in business;

•	a conflict minerals policy;
•	a supply chain transparency and anti-slavery and human trafficking statement; and
•	a business partner code of conduct formally defining our expectations for our distributors, suppliers, vendors, contractors, agents, and all other third parties who provide products or services to us.
These policies and statements can be found on our website at https://investors.StandardBio.com/social-responsibility.
In April 2023, we published an update to our Environmental, Social, and Governance (“ESG”) Report, which was prepared to highlight information regarding our ESG programs. The development of our environmental, health, safety, and social responsibility programs is ongoing.

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Executive Officers
The names of our executive officers, their ages, their positions with Standard BioTools, and other biographical information as of April 15, 2026 are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Michael Egholm, Ph.D.	63	President, Chief Executive Officer, and Director
Alex Kim	55	Chief Financial Officer
Sean Mackay	43	Chief Business Officer

Michael Egholm, Ph.D. Please see the biographical information provided above in the section entitled “Role and Composition of the Board.”
Alex Kim joined the Company as Chief Operating Officer on April 4, 2022 and has served as Chief Financial Officer since November 11, 2024, after previously serving as Interim Chief Financial Officer since September 1, 2024. Prior to joining the Company, Mr. Kim served as Chief Business Officer of Standard BioTools, LLC since October 2021. Previously, he served in various roles at Milliken & Company (“Milliken”) from October 2015 to May 2021, including Executive Vice President and President of the Healthcare Division of Milliken from June 2019 to May 2021, Executive Vice President of the Growth Ventures Group from April 2017 to June 2019, and as Executive Vice President of Corporate Strategy and Corporate Development from October 2015 to June 2019. Prior to that, Mr. Kim served in various leadership roles at the Pall Corporation, the Water Quality Group, and the Motion Group at the Danaher Corporation. Mr. Kim received an M.B.A. from the Stanford Graduate School of Business, an M.S. in Mechanical Engineering from the University of Pittsburgh, and a B.S. in Mechanical Engineering from Carnegie Mellon University.
Sean Mackay joined the Company as Chief Business Officer on May 20, 2024. Mr. Mackay has a multidisciplinary background as an executive, investor, and investment banker, driving impact in the life sciences tools and therapeutics industries. Mr. Mackay has served on the board of directors of Abbratech Inc., a therapeutic development company, since co-founding the company in June 2021. Prior to joining the Company, Mr. Mackay served as an operating partner at Casdin Capital, LLC from August 2023 to April 2024. Prior to that, Mr. Mackay co-founded and served as Chief Executive Officer of IsoPlexis Corporation (Nasdaq: ISO), a life science tools company, where he led the company through building a team in November 2012, product development, commercialization, its initial public offering, and its eventual sale in March 2023. In March 2008, he founded Lazard Freres (NYSE: LAZ), a debt advisory practice focused on partnering with public companies for debt restructuring, capital structuring, investments, and financing in the context of acquisitions and divestitures, where he served as a co-founder and senior associate until April 2012. Mr. Mackay received an M.B.A. from Yale School of Management and has a B.S. in Economics from the Wharton School at the University of Pennsylvania.

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Compensation Discussion and Analysis
Overview
This Compensation Discussion and Analysis (“CD&A”), explains our executive compensation program for our named executive officers (“NEOs”) listed below. This CD&A also describes the process our Human Capital Committee undertakes for making compensation decisions, as well as its rationale for specific decisions related to the fiscal year ended December 31, 2025. For fiscal year 2025, our NEOs were:

Name	Principal Position
Michael Egholm, Ph.D.	President, Chief Executive Officer and Director
Alex Kim	Chief Financial Officer
Sean Mackay	Chief Business Officer

Executive Summary
2025 Business Overview
In 2025, our performance was marked by a transformative transaction backed by solid operational execution amid a constrained Americas Academic spending environment. On June 22, 2025, we entered into a Stock Purchase Agreement to divest the SomaLogic, Sengenics Corporation LLC, and Sengenics Corporation Pte Ltd businesses to Illumina, Inc. (“Illumina”) for up to $425 million in total proceeds, plus an ongoing royalty stream for 10 years. This transaction, which closed on January 30, 2026, delivered positive shareholder returns, while simplifying our operating structure. On a continuing operations basis, we achieved full year 2025 revenue of $85.3 million. We had $210.7 million in cash, cash equivalents, restricted cash, and liquid investments as of December 31, 2025. At the close of the transaction with Illumina on January 30, 2026, we had approximately $550 million in unaudited cash, cash equivalents, restricted cash, and liquid investments. We believe we are well positioned to scale our business, both organically and inorganically, with disciplined execution and continued margin expansion to deliver profitable growth and long-term stockholder value.
2025 Advisory Vote on Executive Compensation
At our 2025 annual meeting of stockholders, approximately 98.29% of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject were in favor of our 2024 executive compensation program. Our Human Capital Committee reviewed the advisory vote results and, based on the strong level of support, determined that no significant changes to our executive compensation program were necessary for 2025. We continue to seek active engagement with stockholders on our executive compensation program and remain committed to employing compensation governance best practices and to achieving pay-for-performance alignment.

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2025 Compensation Highlights
Our executive compensation program has three primary elements: base salary, annual incentives, and long-term equity incentives. Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term incentives drive our NEOs to focus on long-term sustainable stockholder value creation. Based on our performance and consistent with the design of our program, the Human Capital Committee made the following executive compensation decisions for fiscal 2025:

Base Salaries
•
Approved base salary increases of approximately 3% for Mr. Kim and Mr. Mackay to improve their competitive positioning and ensure market alignment for their respective roles. Dr. Egholm did not receive a base salary increase for 2025.

Annual Incentives (Cash Incentive Program)	• Approved cash incentive program awards—based on performance—at 160% of target.
Long-Term Equity-Based Incentives	• Granted annual long-term equity awards using a mix of stock options and time-based restricted stock units (“RSUs”).

Best Compensation Practices & Policies
We believe the following practices and policies within our program promote strong compensation governance and are in the best interests of our stockholders and executives:

What We Do	What We Don’t Do
Emphasize variable pay over fixed pay, with a significant portion tied to our financial results and stock performance	No tax gross ups
Maintain a clawback policy	No repricing or exchange of underwater options without stockholder approval
Maintain anti-hedging and anti-pledging policies	No option or stock appreciation rights granted below fair market value
Provide for “double-trigger” equity award vesting and severance benefits upon a change in control	No supplemental executive retirement plans
Use an independent compensation consultant	No significant perquisites
Maintain stock ownership guidelines

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What Guides Our Program
Compensation Philosophy
The primary goals of our executive compensation program are to hire and retain talented and experienced executive officers who are motivated to achieve or exceed our short-term and long-term corporate goals. Our executive compensation philosophy is team-oriented and our success is dependent on what our management team can accomplish together. Therefore, we seek to provide our executive officers with comparable levels of base salary, bonuses, and annual equity awards that are based largely on overall company performance. In determining the form and amount of compensation payable to our executive officers, we are guided by the following objectives and principles:
•	Team-oriented approach to establishing compensation levels;
•	Compensation should relate to Company performance;
•	Equity awards help executive officers think like stockholders; and
•	Total compensation opportunities should be competitive.
Compensation Elements
Our compensation philosophy is supported by the following total direct compensation elements:

Compensation Element	How It’s Paid	Purpose
Base Salary	Cash (Fixed)	Provide a competitive base salary rate relative to similar positions in the market and enable the Company to attract and retain executive talent.
Annual Incentives (Cash Incentive Program)	Cash (Variable)	Reward executives for delivering on annual financial performance objectives that contribute to the creation of stockholder value.
Long-Term Incentives	Equity (Variable)	Provide incentives for executives to execute on longer-term financial goals that drive the creation of stockholder value and support the Company’s retention strategy.

The Decision-Making Process
The Role of the Human Capital Committee. The Human Capital Committee, composed entirely of independent, non-employee members of the Board, is responsible for overseeing the executive compensation program for our NEOs. Working closely with its independent consultant and management, the Human Capital Committee evaluates the effectiveness of the Company’s executive compensation program throughout the year.
As part of its mandate, the Human Capital Committee has broad oversight of corporate compensation programs, including reviewing and approving—or making recommendations to the Board regarding—the compensation and benefits of the CEO and other executive officers. The Human Capital Committee also evaluates and approves corporate goals and objectives related to CEO compensation, provides oversight of the Company’s overall compensation plans and benefits programs, and administers the Company’s equity incentive plans. While the Human Capital Committee makes all final compensation and equity award decisions for NEOs, the compensation of the CEO is determined by the independent members of the full Board based on the Human Capital Committee’s recommendations.
The Role of Management. Members of our senior management team attend regular Human Capital Committee meetings where executive compensation, Company and individual performance, and competitive compensation levels and practices are discussed and evaluated. Only Human Capital Committee members can vote on decisions regarding NEO compensation.

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The CEO reviews his recommendations pertaining to the compensation of the other NEOs with the Human Capital Committee providing management input, transparency, and oversight. Approvals of NEO compensation other than CEO compensation are made by the Human Capital Committee. The CEO does not participate in the deliberations of the Human Capital Committee regarding his own compensation. Independent members of the Board make all final determinations regarding CEO compensation.
The Role of the Independent Compensation Consultant. Pursuant to the authority granted to it under its charter, the Human Capital Committee may engage an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. For 2025, the Human Capital Committee retained Pearl Meyer as its independent consultant. Pearl Meyer reports directly to the Human Capital Committee and does not provide any additional services to management. The Human Capital Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC and Nasdaq rules and concluded that Pearl Meyer is independent.
The Role of the Peer Group. The Human Capital Committee is committed to establishing competitive total compensation for each NEO, ensuring alignment with market practices and industry standards. To set 2025 target compensation levels, the Human Capital Committee, in consultation with Pearl Meyer, reviewed publicly available data from a carefully selected group of comparable companies with executives in similar roles as well as industry-specific survey data where applicable.
The Human Capital Committee also conducted an in-depth assessment of potential comparators to evaluate the degree to which the current peer group has kept pace with our growth and evolution, taking into account the broader marketplace based on the following criteria:
•
Publicly traded companies listed on a major U.S. exchange within relevant industries, including Life Science Tools & Services, Diagnostics, Medical Devices, and certain Biotechnology and Healthcare sectors.

•	Companies with revenues generally 0.5x to 2x the Company’s revenue, and market capitalizations generally between ~0.33x and 3x the Company’s market cap.
•	Companies with workforce sizes generally between 0.5x and 2x the Company’s headcount.
Based on this review, the peer group for the purposes of setting 2025 executive compensation levels was as follows:

10x Genomics, Inc.	Cytek Biosciences, Inc.	Maravai LifeSciences Holdings, Inc.	Pacific Biosciences of California, Inc.
Adaptive Biotechnologies Corporation	Deciphera Pharmaceuticals, Inc.	Mesa Laboratories, Inc.	Quanterix Corporation
Azenta, Inc.	Gingko Bioworks Holdings, Inc.	Mirum Pharmaceuticals, Inc.	Surmodics, Inc.
CareDx, Inc.	Guardant Health, Inc.	NeoGenomics, Inc.	Twist Bioscience Corporation
Castle Biosciences, Inc.	Halozyme Therapeutics, Inc.	OraSure Technologies, Inc.	Veracyte, Inc.
Cryoport, Inc.	iRhythm Technologies, Inc.

Market data are not the sole determinant in setting compensation levels for our NEOs, and actual compensation levels can be above or below the targeted levels depending on factors such as experience, individual or company performance, tenure, employee potential, unique skills, criticality of the position to the Company and other factors. In general, the Human Capital Committee desires to balance general internal and external equity and reserves the right to use discretion to deviate when necessary to recruit employees and/or retain the right talent.

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2025 Executive Compensation Program Decisions
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions, the Human Capital Committee considers the CEO’s recommendations, as well as each NEO’s position and level of responsibility within the Company. The Human Capital Committee takes into account factors such as competitive market data as well as individual performance, experience, tenure, internal equity, and employee potential. For 2025, the Human Capital Committee approved base salary increases for Mr. Kim and Mr. Mackay to improve their competitive positioning and ensure market alignment for their respective roles. Dr. Egholm did not receive a base salary increase for 2025.

Name	2024 Base Salary Rate ($)	2025 Base Salary Rate ($)	Adjustment (%)
Michael Egholm, Ph.D.	700,000	700,000	0
Alex Kim	500,000	515,000	3
Sean Mackay	475,000	489,250	3

Annual Incentives (Cash Incentive Program)
Our cash incentive program, which is adopted annually by the Human Capital Committee pursuant to our Executive Bonus Plan, is intended to provide a significant portion of our executive officers’ potential compensation. Our cash incentive program is performance-based and designed to ensure that our executive officers are focused on our near-term performance. Actual awards can range from 0% to 200% of target based on performance results.
Target Incentive Opportunities. Target incentive opportunities for the executive officers are based on annual base salary and are reviewed annually to ensure they are competitive compared to our peer group. The 2025 base salary, target cash incentive percentage, and target cash incentive amount under our 2025 cash incentive program (the “2025 Cash Incentive Program”) for each NEO are set forth in the table below:

Name	2025 Base Salary ($)	2025 Target Bonus Opportunity (%)	2025 Target Bonus Opportunity ($)
Michael Egholm, Ph.D.	700,000	100	700,000
Alex Kim	515,000	80	412,000
Sean Mackay	489,250	60	293,550

For 2025, the Human Capital Committee approved an increase to Mr. Kim’s target bonus opportunity to improve his competitive positioning and ensure market alignment for his role as CFO.
Performance Measures and Results. The 2025 Cash Incentive Program was designed to align executive compensation with key financial and operational priorities critical to the Company’s success and reinforce disciplined execution against the Company’s approved Annual Operating Plan (“AOP”). Cash incentive awards were based on the achievement of revenue targets and Non-GAAP Operating Expenses (“Non-GAAP OpEx”), which exclude transaction costs, stock-based compensation, restructuring charges, depreciation, and amortization. Revenue serves as a fundamental measure of the Company’s ability to expand its market presence, execute its commercial strategy, and generate top-line growth. Tying incentives to revenue ensures that our executives remain focused on driving sales performance, strengthening customer relationships, and capturing market opportunities. In addition to

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revenue, our cash incentive program incorporated Non-GAAP OpEx performance as a performance measure to emphasize structural cost discipline and responsible expense management. By including this metric, the program reinforces leadership accountability for maintaining a streamlined operating model, executing against budgeted cost expectations, and advancing the Company’s progress toward improved profitability. Together, these measures ensured that incentive payouts reflected both revenue performance and disciplined cost management, aligned with the Company’s operating plan and commitment to long-term value creation.
To evaluate performance under the 2025 Cash Incentive Program, the Human Capital Committee assessed revenue and Non-GAAP OpEx against pre-established performance goals. For 2025, the target revenue goal was $175 million, and the target Non-GAAP OpEx goal was $173 million. The Human Capital Committee also established minimum and maximum performance goals for each metric. For revenue, the minimum, target and maximum goals were $157.5 million, $175 million and $201.3 million, respectively. For Non-GAAP OpEx, the minimum, target and maximum goals were $183 million, $173 million and $153 million, respectively. Participants were eligible to earn up to 200% of target payout if the maximum goals were achieved under both measures.
Actual 2025 revenue was achieved at $185.6 million and Non-GAAP OpEx was achieved at $157 million, in each case exceeding the target goals, but below the maximums. These results reflect both continuing operations and discontinued operations following the announced sale of SomaLogic and other specified assets to Illumina, which transaction closed in January 2026.
In determining final payouts, the Human Capital Committee evaluated performance across both measures in combination, with a focus on the relative level of achievement against each goal. While both metrics exceeded target, Non-GAAP OpEx performance reflected a higher degree of outperformance relative to plan, with results approaching the maximum level, while revenue performance demonstrated above-target achievement. The Human Capital Committee considered the strength of performance across both measures, with the level of outperformance in Non-GAAP OpEx serving as a key driver of the overall payout outcome. Based on this assessment, the Human Capital Committee determined in February 2026 that a payout of 160% of the target was appropriate for each NEO.
Under the Cash Incentive Program, the Human Capital Committee retains discretion to pay or eliminate bonuses, including payments under this program, irrespective of achievement of the pre-established goals. The Human Capital Committee believes that maintaining this flexibility is helpful in ensuring that executive officers are neither rewarded nor penalized as a result of unusual circumstances not foreseeable at the time the goals were established.
Based on the performance results described above, actual cash incentive program awards paid to the NEOs were as follows:

Name	2025 Target Bonus Opportunity (%)	2025 Target Bonus Opportunity ($)	Final Funding (as a % of Target)	2025 Cash Incentive Payout ($)
Michael Egholm, Ph.D.	100	700,000	160	1,120,000
Alex Kim	80	412,000	160	659,200
Sean Mackay	60	293,550	160	469,680

2025 Long- Term Equity Incentives
Our long-term incentive program is designed to align executive compensation with stockholder interests by emphasizing equity awards that support sustained value creation. The program includes a mix of stock options and time-based RSUs to encourage a focus on long-term performance and strategic execution.
Stock options reward executives for driving stock price appreciation, ensuring their interests are directly tied to stockholder value. Stock options vest as to 1/16th of the underlying shares on the 20th day of the month that is the mid-point of the next calendar quarter following the grant date, with the remaining shares vesting in equal quarterly installments thereafter.

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RSUs provide a variable equity component, with their ultimate value fluctuating based on the Company’s stock price performance over the vesting period. RSUs vest quarterly over four years.
Together, these elements create a balanced approach that motivates leadership to deliver strong, long-term results while maintaining a direct connection to stockholder outcomes.
When determining the appropriate equity awards for our executive officers, the Human Capital Committee considers many factors, including, but not limited to, competitive market data on both a target value and grant size as a percentage of Company basis, Company and individual performance, prior awards issued to executives, and overall resulting dilution from equity granted. The 2025 equity awards were developed to motivate and retain the executive officers, in addition to aligning their compensation with stockholder interests. To accomplish this, a significant portion of the 2025 awards were delivered via stock options to ensure executives realize value with growth in the Company’s stock price. The 2025 awards also incorporated RSUs, which promote both long-term value creation for our stockholders and retention for our executive officers. The table below shows the equity awards granted for fiscal year 2025 for each of the NEOs:

	Stock Options	RSUs
Name	# Shares	# Shares
Michael Egholm, Ph.D.	1,782,500	1,188,333
Alex Kim	507,500	338,333
Sean Mackay	422,500	281,667

In addition, in July 2025, in connection with the Company’s continued business transformation and following the announcement of the strategic sale of SomaLogic, the Board approved one-time RSU awards for Dr. Egholm and Mr. Kim. The Board determined that leadership continuity was critical during this period of portfolio simplification, operating model streamlining, and strengthened balance sheet positioning, and approved these awards to reinforce stability and sustained execution of the Company’s strategic and financial priorities. Dr. Egholm was granted 3,000,000 RSUs, with 25% vesting on August 1, 2026, and the remaining 75% vesting in three equal annual installments thereafter, subject to continued service. Mr. Kim was granted 1,500,000 RSUs, with 40% vesting on July 20, 2026, and the remaining 60% vesting on July 20, 2027, subject to continued service. The awards were granted under the Company’s Amended and Restated 2011 Equity Incentive Plan, as amended (the “2011 Plan”), and are subject to the terms of the applicable award agreements and the Company’s change-in-control and severance arrangements.
Other Compensation Practices, Policies and Guidelines
Stock Ownership Guidelines
In addition to the stock ownership guidelines discussed below applicable to our non-employee directors, we maintain stock ownership guidelines for our CEO and other executive officers to further align their interests with the interests of our stockholders, which we review and revise periodically.
Pursuant to the guidelines, which were most recently updated by our Board in January 2023, each executive officer is expected to accumulate and hold a number of shares of our common stock equal to one times the executive officer’s base salary (or three times the base salary in the case of our CEO), and to maintain this minimum amount of stock ownership for so long as such individual is an employee of the Company. For purposes of determining stock ownership pursuant to the guidelines, we include shares owned outright and vested in-the-money stock options, but do not include value or shares attributable to unvested time vesting restricted stock, unvested and/or out-of-the money stock options and/or unearned performance shares. Our CEO and executive officers are expected to achieve the applicable level of ownership by the end of the fiscal year that follows the five-year anniversary of the date of the guidelines or the hire date or promotion date for newly eligible employees.

Standard BioTools Inc.	27	2026 Proxy Statement

Neither the CEO nor any executive officer is required to purchase shares on the open market in order to comply with the guidelines. In the event such individual falls out of compliance with the guidelines at any time, they will be required to maintain 50% of the shares (net of tax and exercise costs) acquired through the vesting or exercise of awards until the guidelines are again satisfied.
Clawback Policy
The Company maintains a clawback policy in accordance with applicable SEC rules and the corresponding Nasdaq listing standards. The clawback policy generally provides that we will seek to recover, in the event of a required accounting restatement, excess incentive compensation received by covered officers where that compensation is based on erroneously reported financial information, regardless of fault or misconduct.
Insider Trading Policy and Policy Against Hedging and Pledging
We have adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale and/or other dispositions of our securities by all Company personnel, including by our directors, officers, employees and consultants, as well as certain related persons to such individuals, as described further above.
Other Benefits and Perquisites
Our executives receive the same standard benefits available to all employees, including health coverage (medical, dental, pharmacy, and vision), life and disability insurance, retirement savings plans, paid leave for parental, elder care, and bereavement needs, as well as company-recognized holidays and vacation time. To remain competitive in the market, executives are also eligible for additional benefits as part of their total compensation. These may include supplemental life and disability insurance.
Impact of Tax and Accounting
We regularly consider the various tax and accounting implications of our compensation plans. When determining the amount of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.
While considering tax deductibility as only one of several considerations in determining compensation, the Human Capital Committee believes that the tax deduction limitation should not compromise its ability to structure compensation programs that provide benefits to the Company that outweigh the potential benefit of a tax deduction and, therefore, may approve compensation that is not deductible for tax purposes.
Risks Related to Compensation Practices and Policies
Our Human Capital Committee reviews the risks and rewards associated with our compensation programs. The programs are designed with features that mitigate risk without diminishing the incentive nature of the compensation. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk-taking over the short term and the long term. Our Human Capital Committee regularly evaluates the risks involved with our compensation programs and does not believe that any of our compensation programs create risks that are reasonably likely to have a material adverse effect on us now or in the future. Our Human Capital Committee considered the compensation structure of the Company for its employees including executive officers, which is based on an annual salary, annual bonus (for bonus-eligible employees), and equity incentive compensation in the form of stock options and RSUs. We do not believe that we offer any short-term incentives that would reasonably be expected to result in high-risk actions or conduct by our employees. For example, incentive compensation for executive officers in the form of an annual cash bonus are based on a predetermined formula and management objectives approved by our Human Capital Committee. In addition, annual cash bonus payments are based upon a variety of performance metrics, thereby diversifying the risk associated with any single performance indicator. Accordingly, we believe that we have a balanced pay and performance program that does not promote undue or excessive risk taking.

Standard BioTools Inc.	28	2026 Proxy Statement

Compensation (Human Capital) Committee Report
The Human Capital Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Human Capital Committee has recommended to the Board that the Compensation Discussion and Analysis be included in our proxy statement.
The Compensation (Human Capital) Committee
Frank Witney, Ph.D. (Chair)
Eli Casdin
Troy Cox

Standard BioTools Inc.	29	2026 Proxy Statement

Report of the Audit Committee
The Audit Committee assists the Board in fulfilling its oversight responsibility over the Company’s financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits, to prepare the Company’s financial statements, or to assess the Company’s internal control over financial reporting. Management has the primary responsibility for preparing the financial statements and assuring their accuracy, effectiveness, and completeness. Management is also responsible for the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and internal control over financial reporting and expressing its opinion as to whether the statements present fairly, in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company’s financial condition, results of operations, and cash flows. However, the Audit Committee reviews and discusses the financial statements with management and the independent registered public accounting firm prior to the presentation of financial statements to our stockholders and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs.
Unless the Audit Committee has reason to question its reliance on management or the independent registered public accounting firm, the members of the Audit Committee necessarily rely on information provided to them by and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has applied appropriate accounting and financial reporting principles. Furthermore, the Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of the Company’s financial statements have been carried out in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) or that the financial statements are presented in accordance with GAAP.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm to review the Company’s audited 2025 consolidated financial statements (including the quality of the Company’s accounting principles). Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee consulted with management and the independent registered public accounting firm prior to approving the presentation of the audited 2025 consolidated financial statements to stockholders. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the PCAOB.
The Audit Committee has discussed with the independent accountant the independent accountant’s independence from the Company and its management. As part of that review, the Audit Committee received the written disclosures and letter required by applicable PCAOB requirements regarding the independent accountant’s communications with the Audit Committee concerning independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the Company’s audited consolidated financial statements for the year ended December 31, 2025 for filing with the SEC as part of the Company’s 2025 Annual Report. The Audit Committee has appointed PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
The Audit Committee
Fenel M. Eloi (Chair)
Troy Cox
Kathy Hibbs
Frank Witney, Ph.D.

Standard BioTools Inc.	30	2026 Proxy Statement

Executive Officer and Director Compensation
Named Executive Officers
Our NEOs for 2025 were:

Michael Egholm, Ph.D.	Chief Executive Officer, President, and Director
Alex Kim	Chief Financial Officer
Sean Mackay	Chief Business Officer

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Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to us by our NEOs for the years ended December 31, 2025, 2024 and 2023.

Name	Year	Salary	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Michael Egholm, Ph.D. President, Chief Executive Officer, and Director	2025	$680,256	$5,337,883	$1,671,363	$1,120,000	$14,000	$8,823,502
	2024	$686,250	$2,580,000	$4,547,486	$490,000	$33,308	$8,337,044
	2023	$596,667	$560,421	—	$774,000	—	$1,931,088
Alex Kim Chief Financial Officer(4)	2025	$496,724	$2,359,383	$475,858	$659,200	$14,000	$4,005,165
	2024	$485,000	$859,999	$1,515,829	$210,000	$19,512	$3,090,340
	2023	$430,000	$186,788	—	$290,000	$3,000	$909,788
Sean Mackay Chief Business Officer(5)	2025	$471,888	$340,817	$396,158	$469,680	$14,000	$1,692,543
	2024	$293,576	$1,548,000	$1,212,600	$122,979	—	$3,177,155
	2023	—	—	—	—	—	—

(1)
The amounts represent the aggregate grant date fair value of equity awards granted in the year indicated, calculated in accordance with FASB ASC Topic 718 without regard to estimated forfeitures. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our Financial Statements, included in our 2025 Annual Report.

(2)
The amounts represent performance-based bonuses pursuant to our annual cash incentive program under the Executive Bonus Plan. For a description of our annual cash incentive program, please see the section entitled “Annual Cash Incentive Program” below.

(3)	The amounts represent contributions made under the Company’s 401(k) defined contribution plan.
(4)
Mr. Kim was appointed as the Company’s Interim Chief Financial Officer in September 2024 and as the Company’s Chief Financial Officer in November 2024 and previously served as the Company’s Chief Operating Officer.

(5)	Mr. Mackay was appointed as the Company’s Chief Business Officer in May 2024.
Performance-Based Awards
On April 11, 2023, Dr. Egholm and Mr. Kim were each granted a target of 231,579 and 77,185 performance-based RSUs (the “PSUs”) under our 2011 Plan, with each PSU representing the right, upon achievement of certain pre-established performance criteria, to receive one share of common stock, subject to certain vesting conditions and continued employment. On April 5, 2024, the Board authorized and approved, at the recommendation of the Human Capital Committee, the vesting of the PSUs to Dr. Egholm and Mr. Kim in the amount of 212,126 shares and 70,702 shares, respectively, based on the Human Capital Committee’s determination that 91.6% of the PSU performance goals had been achieved and the PSUs were fully vested as of March 31, 2024.

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2025 Fiscal Year Grants of Plan-Based Awards
The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2025 to each of our NEOs.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target ($)(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date
Michael Egholm, Ph.D.	—	700,000	—	—	—	—
	3/21/2025	—	1,188,333(3)	1,782,500(4)	1.21	3,109,246
	8/1/2025	—	3,000,000(5)	—	—	3,900,000
Alex Kim	—	412,000	—	—	—	—
	3/21/2025	—	338,333(3)	507,500(4)	1.21	885,241
	8/1/2025	—	1,500,000(6)	—	—	1,950,000
Sean Mackay	—	293,550	—	—	—	—
	3/21/2025	—	281,667(3)	422,500(4)	1.21	736,975

(1)
Represents the potential 2025 cash incentive bonus payouts assuming target achievement of goals, based upon the NEO’s cash incentive bonus target and base salary in effect on December 31, 2025. No minimum threshold amount or maximum amount beyond the target amount was established. See the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for the cash incentive bonuses earned by the NEOs in 2025. See “Compensation Discussion and Analysis — 2025 Executive Compensation Program Decisions — Annual Incentives (Cash Incentive Program)” for a description of our annual cash incentive program.

(2)
The amount represents the grant date fair value for RSU awards and options computed in accordance with ASC 718. A discussion of our methodology for determining grant date fair value may be found in Note 11 in our consolidated financial statements included in our 2025 Annual Report.

(3)
The RSUs vested as to 1/16th of the RSUs on May 20, 2025, with the remaining RSUs vesting in equal quarterly installments over four years thereafter, subject to continued service through the applicable vesting date.

(4)
The shares underlying this option vested as to 1/16th of the underlying shares on May 20, 2025, with the remaining shares vesting in equal quarterly installments over four years thereafter, subject to continued service through the applicable vesting date.

(5)
The RSUs vest as to 1/4th of the RSUs on August 1, 2026, with the remaining RSUs vesting in three equal quarterly installments thereafter, subject to continued service through the applicable vesting date.

(6)	The RSUs vest as to 40% of the RSUs on July 20, 2026, with the remaining 60% of the RSUs vesting on July 20, 2027, subject to continued service through the applicable vesting date.
Narrative to the Summary Compensation Table and Grant of Plan-Based Awards Table
Employment Agreements
Offer Letter with Dr. Egholm. In January 2022, Dr. Egholm and the Company entered into an agreement pursuant to which he was appointed as the Company’s President and CEO (the “Egholm Letter”) on April 4, 2022.
Pursuant to the Egholm Letter, Dr. Egholm serves as our CEO and President on an at-will basis, his annual base salary in 2022 was $500,000 (which was increased to $645,000 effective as of April 1, 2023, increased to $700,000 effective as of April 1, 2024, and again increased to $728,000 as of April 1, 2026), and he is eligible to receive an annual bonus with a target level of 100% of his base salary.

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Pursuant to the Egholm Letter, Dr. Egholm received a one-time “staking grant” of nonqualified stock options (the “Egholm Option Award”) to purchase 4,529,773 shares of the Company’s common stock with a per share exercise price of $3.99. 25% of the shares subject to this award vested on the first anniversary of the vesting commencement date, and the remaining 75% vests in equal monthly installments over the next three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below.
In addition, pursuant to the Egholm Letter, Dr. Egholm received a “staking grant” of 786,049 RSUs (the “Egholm RSU Award”). 25% of the Egholm RSU Award vested on the first anniversary of the vesting commencement date, and the remaining 75% vests in equal annual installments over the next three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below. Additionally, effective as of Dr. Egholm’s start date he received an additional grant of 632 RSUs, which have the same vesting terms as indicated above with respect to the Egholm RSU Award.
If Dr. Egholm’s employment is terminated due to his death or “disability” (as defined in the 2023 Standard BioTools Severance Plan) (“Death/Disability”), a number of unvested shares underlying the Egholm Option Award and the Egholm RSU Award (if any), that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.
Dr. Egholm participates in the 2023 Standard BioTools Severance Plan, as discussed below.
Offer Letter with Mr. Kim. In January 2022, the Company entered into an agreement with Mr. Kim pursuant to which he was appointed the Company’s Chief Operating Officer (the “Kim Letter”) on April 4, 2022. Mr. Kim has served as the Company’s Chief Financial Officer since November 11, 2024, after previously serving as Interim Chief Financial Officer since September 1, 2024.
Pursuant to the Kim Letter, Mr. Kim serves the Company on an at-will basis, his annual base salary was $400,000 in 2022 (which was increased to $440,000 effective as of April 1, 2023, increased to $500,000 effective as of April 1, 2024, increased to $515,000 as of April 1, 2025, and again increased to $530,450 as of April 1, 2026), and he was eligible to receive an annual bonus with a target level of 55% of his base salary in 2023 (which was increased to 60% effective as of April 1, 2024 and increased to 80% effective as of January 1, 2025). In addition, the Company agreed to reimburse Mr. Kim for relocation expenses up to $150,000.
Pursuant to the Kim Letter, Mr. Kim received nonqualified stock options (the “Kim Option Award”) to purchase 1,617,775 shares of common stock, with an exercise price per share of $3.99. 25% of the shares subject to the Kim Option Award vested on the first anniversary of Mr. Kim’s start date, and the remaining 75% vests in equal monthly installments over the next three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below.
In addition, pursuant to the Kim Letter, Mr. Kim received 280,732 RSUs (the “Kim RSU Award”). 25% of the Kim RSU Award vested on the first anniversary of the vesting commencement date and the remaining 75% vests in equal annual installments over three years, subject to his continued employment with the Company, other than in the event of his Death/Disability as described below.
If Mr. Kim’s employment is terminated due to his death or “disability” (as defined in the 2024 Standard BioTools Severance Plan), a number of unvested shares underlying the Kim Option Award and Kim RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.
Mr. Kim participates in the 2024 Standard BioTools Severance Plan, as discussed below.
Offer Letter with Mr. Mackay. In May 2024, the Company entered into an agreement with Mr. Mackay pursuant to which he was appointed Chief Business Officer of the Company (the “Mackay Letter”) on May 20, 2024.
Pursuant to the Mackay Letter, Mr. Mackay serves as the Company’s Chief Business Officer on an at-will basis, his 2024 annual base salary was $475,000 (which was increased to $489,250 effective as of April 1, 2025 and again increased to $503,927 as of April 1, 2026), and he is eligible to receive an annual bonus with a target level of 60% of his base salary.

Standard BioTools Inc.	34	2026 Proxy Statement

Pursuant to the Mackay Letter, Mr. Mackay received nonqualified stock options (the “Mackay Option Award”) to purchase 600,000 shares of common stock, with an exercise price per share of $2.58. 25% of the shares subject to the Mackay Option Award vested on the first anniversary of the vesting commencement date, and the remaining 75% vests in equal monthly installments over the next three years, subject to his continued employment with the Company.
Pursuant to the Mackay Letter, Mr. Mackay received 600,000 RSUs (the “Mackay RSU Award”). 25% of the shares subject to the Mackay RSU Award vest on the first anniversary of the vesting commencement date, and the remaining 75% vests every three months over the next three years, subject to his continued employment with the Company.
Mr. Mackay participates in the 2024 Standard BioTools Severance Plan, as discussed below.
Annual Cash Incentive Program
Our cash incentive program, which is adopted annually by the Human Capital Committee pursuant to our Executive Bonus Plan, is intended to provide a significant portion of our executive officers’ potential compensation. Our cash incentive program is performance-based and designed to ensure that our executive officers are focused on our near-term performance—generally as measured by revenue and cash goals established in our annual operating plan. We believe the program supports our “pay-for-performance” culture.
In early 2025, our Human Capital Committee, in conjunction with our compensation consultant, Pearl Meyer, reviewed our annual cash incentive program to ensure its focus on the Company’s strategic imperatives and alignment with stockholder interests. The Human Capital Committee structured the 2025 Cash Incentive Program with the financial objectives of incentivizing revenue growth and non-GAAP operating expenses.
Target incentive opportunities for the executive officers are reviewed annually to ensure they are competitive as compared to our peer group and are based on annual base salary. The 2025 base salary, target cash incentive percentage, and target cash incentive amount under our 2025 Cash Incentive Program for each NEO are set forth in the CD&A above.

Standard BioTools Inc.	35	2026 Proxy Statement

Policies and Procedures Related to the Grant of Certain Equity Awards
Historically, our Human Capital Committee has granted equity awards to new executive officers upon commencement of their employment and has considered providing additional grants to existing executive officers annually based on overall individual and corporate performance and for retention purposes. These options and RSUs generally vest based on continued service over four years, which is designed to ensure increased retention of our executive officers.
Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of the Human Capital Committee. Historically, our practice was to make annual award grants in the third quarter of each fiscal year. Beginning in 2025, we adjusted our practice to make annual award grants in the first quarter of each fiscal year. Our policy is to not grant stock options or similar awards in anticipation of the release of material non-public information and to not time the release of material non-public information based on equity award grant date, but some option grants may be granted close in time to the release of material non-public information to the extent those options are being granted upon hiring of new executive officers or in connection with annual grants being made as part of our director compensation policy. Additionally, from time to time, we may make certain award grants to new employees and existing employees related to retention and recognition. During the year ended December 31, 2025, we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and none of our NEOs were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports.

Standard BioTools Inc.	36	2026 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End for 2025
The following table presents information concerning unexercised options and unvested stock awards outstanding as of December 31, 2025 for each NEO. Vesting in all instances is subject to the NEO’s continued service through the applicable vesting date, except in the event of the Death/Disability of Dr. Egholm, Mr. Kim or Mr. Mackay, as described herein.

	Stock Options	Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares that Have Not Vested	Market Value of Shares that Have Not Vested(1)
Michael Egholm, Ph.D.	4,152,293(2)	377,480(2)	—	$3.99	4/4/2032	—	—
	—	—	—	—	—	196,513(3)	$251,537
	843,750(4)	1,406,250(4)	—	$2.58	5/19/2034	—	—
	—	—	—	—	—	625,000(5)	$800,000
	—	—	—	—	—	965,521(6)	$1,235,867
	334,218(7)	1,448,282(7)	—	$1.21	3/20/2035
	—	—	—	—	—	3,000,000(8)	$3,840,000
Alex Kim	1,482,963(2)	134,812(2)	—	$3.99	4/4/2032	—	—
	—	—	—	—	—	70,183(3)	$89,834
	281,250(4)	468,750(4)	—	$2.58	5/19/2034	—	—
	—	—	—	—	—	208,334(5)	$266,668
	—	—	—	—	—	274,896(6)	$351,867
	95,156(7)	412,344(7)	—	$1.21	3/20/2035
	—	—	—	—	—	1,500,000(9)	$1,920,000
Sean Mackay	225,000(10)	375,000(10)	—	$2.58	5/19/2034	—	—
	—	—	—	—	—	245,105(11)	$313,734
	—	—	—	—	—	129,895(11)	$166,266
	—	—	—	—	—	228,855(6)	$292,934
	79,218(7)	343,282(7)	—	$1.21	3/20/2035	—	—

(1)
Based on the closing price of our common stock of $1.28 per share on December 31, 2025, as reported on The Nasdaq Global Select Market, and the number of RSUs that had not vested as of December 31, 2025.

(2)	The stock options vest over four years, with 1/4th of the total number of shares subject thereto vested on April 4, 2023, and 1/48th of such shares vesting monthly thereafter until fully vested.

Standard BioTools Inc.	37	2026 Proxy Statement

(3)	The RSUs vest over four years, with 1/4th of the total number of shares subject thereto vested on April 4, 2023, and 1/4th of such shares vesting every twelve months thereafter until fully vested.
(4)	The stock options vested as to 1/16th of the total number of shares subject thereto on August 20, 2024, with the remaining shares vesting in equal quarterly installments thereafter until fully vested.
(5)	The RSUs vested as to 1/16th of the total number of shares subject thereto on August 20, 2024, with the remaining shares vesting in equal quarterly installments thereafter until fully vested.
(6)
The RSUs vest over four years, with 1/16th of the total number of shares subject thereto vested on May 20, 2025, and the remaining shares vesting in equal quarterly installments thereafter until fully vested, subject to continued service through each vesting date.

(7)
The stock options vest over four years, with 1/16th of the total number of shares subject thereto vested on May 20, 2025, and the remaining shares vesting in equal quarterly installments thereafter until fully vested, subject to continued service through each vesting date.

(8)
The RSUs vest as to 25% of the total number of shares subject thereto on August 1, 2026, with the remaining 75% of the shares vesting in three equal annual installments thereafter, subject to continued service through each vesting date.

(9)
The RSUs vest as to 40% of the total number of shares subject thereto on July 20, 2026, with the remaining 60% of the shares vesting on July 20, 2027, subject to continued service through each vesting date.

(10)	The stock options vested as to 25% of the total number of shares subject thereto on May 20, 2025, with the remaining shares vesting in 12 equal quarterly installments thereafter until fully vested.
(11)	The RSUs vested as to 1/4th of the total number of shares subject thereto on May 20, 2025, with the remaining shares vesting in 12 equal quarterly installments thereafter until fully vested.
Option Exercises and Stock Vested in 2025
The following table shows information regarding exercises of options to purchase our common stock and vesting of stock awards held by each of our NEOs during the fiscal year ended December 31, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Michael Egholm, Ph.D.	—	—	669,324	786,043
Alex Kim	—	—	216,953	254,189
Sean Mackay	—	—	277,812	308,659

(1)	The value realized is calculated by multiplying the number of vested shares by the closing price of our common stock on the Nasdaq Global Select Market on the applicable vesting date.
Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plan.
Employee Benefits
Our NEOs participate in employee benefit programs available to our employees generally, including medical, vision and dental insurance, a relocation program, and a tax-qualified 401(k) plan.

Standard BioTools Inc.	38	2026 Proxy Statement

Potential Payments Upon Termination or Change of Control
The following table sets out the estimated potential payments upon termination or a change in control for each of our NEOs, based on the assumptions discussed above and assuming such event occurred on December 31, 2025, the last business day of 2025. In accordance with SEC rules, the potential payments were determined under the terms of our contracts, agreements, plans and arrangements as in effect on December 31, 2025. The tables do not include any previously vested equity awards or accrued benefits. Because the payments to be made to an NEO depend on several factors, the actual amounts to be paid out upon a triggering event can only be determined at the time of the triggering event.

Named Executive Officer	Executive Benefits and Payments Upon Termination	Change in Control and Involuntary Termination Without Cause or for Good Reason ($)(1)	Involuntary Termination Without Cause or for Good Reason ($)(1)	Death or Disability ($)(1)
Michael Egholm, Ph.D.	Base Salary	2,450,000	1,400,000	—
	Bonus	700,000	—	—
	Stock option and RSU acceleration	6,228,783	1,942,997	251,537
	COBRA benefits	94,779	37,912	—
	Total	9,473,562	3,380,909	251,537
Alex Kim	Base Salary	1,184,500	515,000	—
	Bonus	412,000	412,000	—
	Stock option and RSU acceleration	2,657,233	2,657,233	89,834
	COBRA benefits	49,661	33,107	—
	Total	4,303,394	3,617,340	89,834
Sean Mackay	Base Salary	1,027,425	489,250	—
	Bonus	293,550	293,550	—
	Stock option and RSU acceleration	796,964	796,964	—
	COBRA benefits	56,867	37,912	—
	Total	2,174,806	1,617,676	—

(1)
The value of the vesting acceleration for RSUs was calculated by multiplying the number of RSUs subject to acceleration as of December 31, 2025 by the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2025, the last trading day of the 2025 fiscal year, of $1.28. The value of vesting acceleration for stock options was calculated by multiplying the number of unvested stock options subject to acceleration as of December 31, 2025 by the difference between (i) the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2025, the last trading day of the 2025 fiscal year, of $1.28 and (ii) the respective exercise price of such stock options.

2024 Severance Plan
On August 27, 2024, the Human Capital Committee approved the 2024 Change of Control and Severance Plan and entered into 2024 Change of Control and Severance Plan Participation Agreements (together, the “2024 Standard BioTools Severance Plan”), with each of Alex Kim and Sean Mackay (the “Standard BioTools Non-CEO Executives”). Each of the Standard BioTools Non-CEO Executives is eligible to receive certain payments and benefits under the 2024 Standard BioTools Severance Plan in the event that the Standard BioTools Non-CEO Executive’s employment with Standard BioTools is terminated without “cause,” or the Standard BioTools Non-CEO Executive terminates their employment with Standard BioTools for “good reason” (each as defined in the 2024 Standard BioTools Severance Plan).

Standard BioTools Inc.	39	2026 Proxy Statement

Termination of Employment without Cause under the 2024 Standard BioTools Severance Plan
Under the 2024 Standard BioTools Severance Plan, if the Standard BioTools Non-CEO Executive’s employment is terminated outside of the period beginning three months before a change of control and ending 12 months after a change of control (such period, the “Change of Control Period”) for a reason other than cause or the Standard BioTools Non-CEO Executive’s death or disability, the Standard BioTools Non-CEO Executive will be entitled to receive the following severance benefits:
•
Continued payments (less applicable withholdings) totaling 100% of the Standard BioTools Non-CEO Executive’s annual base salary in effect as of the date of termination in equal installments over a period of 12 months.

•
Reimbursement of costs of continued health coverage for the Standard BioTools Non-CEO Executive, the Standard BioTools Non-CEO Executive’s spouse, and/or the Standard BioTools Non-CEO Executive’s dependents, as applicable, for a period of up to 12 months.

•
Reasonable outplacement services in accordance with any applicable policy of Standard BioTools that is in effect as of the Standard BioTools Non-CEO Executive’s termination (or if no such policy is in effect, as determined by Standard BioTools).

•
100% vesting acceleration of a number of unvested shares underlying the Standard BioTools Non-CEO Executive’s then-outstanding unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless expressly otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s)

Termination of Employment without Cause or for Good Reason Following a Change of Control under the 2024 Standard BioTools Severance Plan
Under the 2024 Standard BioTools Severance Plan, if the executive’s employment is terminated within the Change of Control Period (as defined in the 2024 Standard BioTools Severance Plan) either (i) by Standard BioTools for a reason other than cause or the Standard BioTools Non-CEO Executive’s death or disability or (ii) by the Standard BioTools Non-CEO Executive for good reason, the Standard BioTools Non-CEO Executive will be entitled to receive the following severance benefits:
•
A lump-sum payment (less applicable withholdings) totaling 150% of the sum of (x) the Standard BioTools Non-CEO Executive’s annual base salary (as in effect immediately before termination or immediately before the Change of Control, whichever is higher) plus (y) the greater of (A) the Standard BioTools Non-CEO Executive’s annual target cash incentive (as in effect immediately before termination or immediately before the Change of Control, whichever is higher) or (B) the average of the annual cash incentives actually paid to the Standard BioTools Non-CEO Executive’s for the three fiscal years preceding the year in which his or her termination occurs.

•	A pro-rated payment of the Standard BioTools Non-CEO Executive’s annual target bonus immediately prior to the change of control or the termination, whichever is greater.
•
Reimbursement of costs for continued health coverage for the Standard BioTools Non-CEO Executive, the Standard BioTools Non-CEO Executive’s spouse, and/or the Standard BioTools Non-CEO Executive’s dependents, as applicable, for a period of up to 18 months.

•
100% vesting acceleration of the Standard BioTools Non-CEO Executive’s then-outstanding and unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s).

Standard BioTools Inc.	40	2026 Proxy Statement

2023 Severance Plan
Standard BioTools previously adopted the 2023 Change of Control and Severance Plan and entered into a 2023 Change of Control and Severance Plan Participation Agreement (together, the “2023 Standard BioTools Severance Plan”) with Dr. Egholm. Dr. Egholm is eligible to receive certain payments and benefits under the 2023 Standard BioTools Severance Plan in the event that Dr. Egholm’s employment with Standard BioTools is terminated without “cause,” or Dr. Egholm terminates his employment with Standard BioTools for “good reason” (each as defined in the 2023 Standard BioTools Severance Plan).
Termination of Employment without Cause under the 2023 Standard BioTools Severance Plan
Under the 2023 Standard BioTools Severance Plan, if Dr. Egholm’s employment is terminated outside of the Change of Control Period for a reason other than cause or Dr. Egholm’s death or disability, Dr. Egholm will be entitled to receive the following severance benefits:
•	Continued payments (less applicable withholdings) totaling 200% of Dr. Egholm’s annual base salary in effect as of the date of termination in equal installments over a period of 24 months.
•	Reimbursement of costs of continued health coverage for Dr. Egholm, his spouse, and/or his dependents, as applicable, for a period of up to 12 months.
•
Reasonable outplacement services in accordance with any applicable policy of Standard BioTools that is in effect as of Dr. Egholm’s termination (or if no such policy is in effect, as determined by Standard BioTools).

•
100% vesting acceleration of a number of unvested shares underlying Dr. Egholm’s then-outstanding equity awards that otherwise would vest during the period between his termination date and the one-year anniversary of his termination date (with the remainder forfeited on termination).

Termination of Employment without Cause or for Good Reason Following a Change of Control under the 2023 Standard BioTools Severance Plan
Under the 2023 Standard BioTools Severance Plan, if Dr. Egholm’s employment is terminated within the Change of Control Period (as defined in the 2024 Standard BioTools Severance Plan) either (i) by Standard BioTools for a reason other than cause or Dr. Egholm’s death or disability or (ii) by Dr. Egholm for good reason, Dr. Egholm will be entitled to receive the following severance benefits:
•
A lump-sum payment (less applicable withholdings) totaling 250% of the sum of (x) Dr. Egholm’s annual base salary (as in effect immediately before termination or immediately before the change of control, whichever is higher) plus (y) the greater of (A) Dr. Egholm’s annual target bonus (as in effect immediately before termination or immediately before the change of control, whichever is higher) or (B) the average of the annual bonuses actually paid to Dr. Egholm for the three fiscal years preceding the year in which termination occurs.

•	A pro-rated payment of Dr. Egholm’s annual target bonus in effect at the time of the change of control.
•	Reimbursement of costs for continued health coverage for Dr. Egholm, his spouse, and/or his dependents, as applicable, for a period of up to 30 months.
•
100% vesting acceleration of Dr. Egholm’s then-outstanding and unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s).

•
Reasonable outplacement services in accordance with any applicable policy of Standard BioTools that is in effect as of the executive’s termination (or if no such policy is in effect, as determined by Standard BioTools), except that such outplacement services will be in no case less than the outplacement services provided under any applicable policy of Standard BioTools that is in effect immediately prior to the applicable change of control.

Standard BioTools Inc.	41	2026 Proxy Statement

Conditions to the Receipt of Severance Benefits under the 2024 and 2023 Standard BioTools Severance Plans
The severance payments and benefits described above are conditioned upon each of the Standard BioTools Non-CEO Executives’ and Dr. Egholm’s (collectively, the “Standard BioTools Executives”) timely execution and non-revocation of a separation and release of claims agreement in a form reasonably satisfactory to Standard BioTools within the period set forth in the 2023 Standard BioTools Severance Plan or the 2024 Standard BioTools Severance Plan (together, the “Standard BioTools Severance Plans”), as applicable, and compliance with any confidentiality, proprietary information and inventions assignment agreement and any other appropriate agreement between the Standard BioTools Executive and Standard BioTools.
Other Termination of Employment under the 2024 and 2023 Standard BioTools Severance Plans
If a Standard BioTools Executives’ employment is terminated for any reason other than by Standard BioTools without cause or by the Standard BioTools Executive for good reason (including by reason of death or disability), the Standard BioTools Executive will only be entitled to receive any amounts earned or accrued but unpaid as of the date of termination in accordance with Standard BioTools’ normal policies and practices, including any salary, bonus or incentive compensation with respect to the calendar year prior to the year of termination, business expenses incurred in the performance of the Standard BioTools Executive’s duties, and vacation pay.
280G Cutback under the 2024 and 2023 Standard BioTools Severance Plans
All payments to a Standard BioTools Executive, as applicable, under the applicable Standard BioTools Severance Plan, including, without limitation, the payment of severance benefits or the accelerated vesting of equity, will be reduced or adjusted to avoid triggering the excise tax imposed by Section 4999 of the Internal Revenue Code (the “Code”), if such adjustment would result in the provision of a greater total benefit, on a net after-tax basis (after taking into account taking any applicable federal, state and local income taxes and the excise tax imposed by Section 4999), to the Standard BioTools Executive.
Termination of the 2024 and 2023 Standard BioTools Severance Plans
The Standard BioTools Severance Plans each have an initial term ending on August 4, 2026.
CEO Pay Ratio
The following is a reasonable estimate, prepared under SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. To determine our population of employees, we included all employees as of December 31, 2025 (excluding our Chief Executive Officer), whether employed on a full-time, part-time, temporary or seasonal basis, including 332 employees located outside the United States (50.05% of our employees globally). We did not include any contractors or other non-employee workers in our employee population. In the case of non-U.S. employees, payments not made in U.S. dollars were converted to U.S. dollars using the applicable currency exchange rates on December 31, 2025. We determined our median employee from our employee population by aggregating each employee’s 2025 base salary, annual bonus and commissions paid for 2025 performance, stock-based compensation granted in 2025 (based on the grant date fair value) and other payments made in 2025 (including 401(k) employer match and group term life benefits). We annualized the compensation of employees who joined the Company during 2025. The annual total compensation of our median employee (other than the Chief Executive Officer) for 2025 was $123,327. As disclosed in the Summary Compensation Table appearing above, our Chief Executive Officer’s annual total compensation for 2025 was $8,823,502. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was approximately 72 to 1. Given the different methodologies that public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies. Neither the Human Capital Committee nor our management used our pay ratio in making compensation decisions.

Standard BioTools Inc.	42	2026 Proxy Statement

Compensation of Non-Employee Directors
We have a non-employee director compensation policy (the “Compensation Policy”), adopted in April 2024, pursuant to which non-employee directors receive an annual retainer for service on our Board and an annual retainer for service on committees of the Board as set forth below.
Current Compensation Policy

Annual cash retainer for each non-employee director	$50,000
Additional cash retainer for Chairperson of the Board	$50,000
Annual cash retainer for each Audit Committee member	$10,000
Annual cash retainer for each Human Capital Committee member	$7,000
Annual cash retainer for each Nominating and Corporate Governance Committee member	$5,000
Annual cash retainer for chairing the Audit Committee	$10,000
Annual cash retainer for chairing the Human Capital Committee	$8,000
Annual cash retainer for chairing the Nominating and Corporate Governance Committee	$5,000

The Compensation Policy also provides for the granting of equity compensation to non-employee directors under our 2011 Plan, as set forth below:

		Grant Date Value:
Type of Award	Description	RSUs	Stock Options
Initial Awards	Granted to new non-employee directors upon initial election / appointment	—	$350,000
Annual Awards	Granted to continuing non-employee directors on the date of each annual meeting of the Company’s stockholders	$100,000	$100,000
Chairperson Annual Award	Granted to continuing non-employee director for chairing the Board on the date of each annual meeting of the Company’s stockholders	—	$50,000

Non-employee directors are eligible to receive all types of awards under the 2011 Plan except for incentive stock options and may receive discretionary awards not covered by the Compensation Policy.
The exercise price of all stock options granted pursuant to the Compensation Policy will be 100% of the fair market value of our common stock on the date of grant and the term of all stock options will be 10 years.
All awards granted to non-employee directors under the 2011 Plan are subject to vesting, conditioned upon the recipient’s continued service on the Board through the applicable vesting date, as set forth below.
•	Initial option awards vest and become exercisable in four equal annual installments.
•	Annual option awards and Chairperson annual awards vest and become exercisable in 12 equal monthly installments.
•	Annual RSU awards vest in full on the earlier to occur of (i) the first anniversary of the grant date and (ii) one day prior to the date of the Company’s next annual meeting of stockholders.

Standard BioTools Inc.	43	2026 Proxy Statement

Pursuant to the Compensation Policy, in the event of a Change of Control as defined in the 2011 Plan, all unvested equity awards then held by non-employee directors will become 100% fully vested as of the closing of the Change in Control.
RSUs in Lieu of Cash and RSU Deferral
Non-employee directors have the option to elect to receive an RSU award in lieu of 100% of their annual cash retainers payable for services to be rendered as a non-employee director, Chairperson of the Board, or Chair or member of any Board committee. RSUs elected in lieu of payments in cash vest quarterly during the service year but settlement of such RSUs can be deferred as described below.
Each non-employee director may elect to defer settlement of his or her RSU grants until the earlier of the termination of his or her service on our Board or a qualifying change in control.
Non-Employee Director Stock Ownership Guidelines
In addition to the stock ownership guidelines discussed above applicable to our CEO and other executive officers, we maintain stock ownership guidelines for our non-employee directors to further align their interests with the interests of our stockholders, which we review and revise periodically.
Pursuant to the guidelines, which were most recently updated by our Board in January 2023, each non-employee director is expected to accumulate and hold a number of shares of our common stock equal to four times his or her Board cash retainer, and to maintain this minimum amount of stock ownership during the director’s tenure on the Board. For purposes of determining stock ownership pursuant to the guidelines, we include shares owned outright and vested in-the-money stock options, but do not include value or shares attributable to unvested time vesting restricted stock, unvested and/or out-of-the money stock options and/or unearned performance shares. Our non-employee directors are expected to achieve the applicable level of ownership by the end of the fiscal year that follows the five-year anniversary of the date of the guidelines or the date a newly appointed non-employee director joins the Board.
Non-employee directors are not required to purchase shares on the open market in order to comply with the guidelines. In the event a non-employee director falls out of compliance with the guidelines at any time, they will be required to maintain 50% of the shares (net of tax and exercise costs) acquired through the vesting or exercise of awards until the guidelines are again satisfied.

Standard BioTools Inc.	44	2026 Proxy Statement

2025 Director Compensation
The following table sets forth information concerning compensation paid or accrued for services rendered to us by members of our Board for the year ended December 31, 2025. The table excludes Dr. Egholm, who was a named executive officer during 2025, and did not receive any compensation from us in his role as a director in 2025.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Total
Thomas Carey(2)	$110,000	$99,322	$150,000	$359,322
Eli Casdin(3)	$62,000	$99,322	$100,000	$261,322
Troy Cox(4)	$67,000	$99,322	$100,000	$266,322
Fenel M. Eloi	$70,000	$99,322	$100,000	$269,322
Kathy Hibbs	$65,000	$99,322	$100,000	$264,322
Frank Witney, Ph.D.	$75,000	$99,322	$100,000	$274,322

(1)
Amounts represent the aggregate grant date fair value of the option award and RSU awards, as applicable, calculated in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation, as amended, without regard to estimated forfeitures. See Note 11 of the notes to our audited consolidated financial statements included in our 2025 Annual Report for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options and RSU awards.

(2)	Fees earned or paid in cash reflects RSUs elected to be received in lieu of $60,000 cash fees for 2025.
(3)	Fees earned or paid in cash reflects RSUs elected to be received in lieu of $62,000 cash fees for 2025.
(4)	Fees earned or paid in cash reflects RSUs elected to be received in lieu of $67,000 cash fees for 2025.

Standard BioTools Inc.	45	2026 Proxy Statement

Director Equity Awards
The aggregate numbers of shares underlying stock options and RSUs outstanding at December 31, 2025 for each non-employee director were as follows:

Name	Aggregate Number of Shares Underlying Stock Options Outstanding as of December 31, 2025	Aggregate Number of Shares Underlying RSUs Outstanding as of December 31, 2025
Thomas Carey	502,603	94,592
Eli Casdin	443,313	98,488
Troy Cox	1,445,757	110,409
Fenel M. Eloi	233,253	130,636
Kathy Hibbs	403,667	94,592
Frank Witney, Ph.D.	299,225	98,488

Standard BioTools Inc.	46	2026 Proxy Statement

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following table and related disclosures. The information contained in this section shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.
Pay Versus Performance Table
The following table sets forth the compensation information of our Principal Executive Officer (“PEO”), our former PEO and the average compensation for our other NEOs (“Non-PEO NEOs”) and the total stockholder return and net loss for each of fiscal year 2025, 2024, 2023, 2022 and 2021. For further information regarding our executive compensation programs, please refer to the sections titled “Compensation Discussion and Analysis” and “Summary Compensation Table” above.

Year	Summary Compensation Table Total for current PEO(1	Compensation Actually Paid to current PEO(2)	Summary Compensation Table Total for former PEO(1)	Compensation Actually Paid to former PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Value of Initial Fixed $100 Investment Based On Peer Group Total Shareholder Return(5)	Net Loss(6)	Total Revenue(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2025	$8,823,502	$6,198,612	—	—	$2,848,854	$1,923,451	$21.33	$124.75	$(74,896,000)	$186,582,000
2024	$8,337,044	$3,790,919	—	—	$2,719,381	$1,550,220	$29.17	$93.49	$(138,885,000)	$174,432,000
2023	$1,931,088	$6,168,709	—	—	$1,226,547	$1,967,879	$36.83	$94.03	$(74,656,000)	$106,340,000
2022	$15,895,848	$4,280,101	$1,638,601	$(3,291,062)	$3,630,555	$1,328,816	$19.50	$89.90	$(190,098,000)	$97,948,000
2021	—	—	$3,311,662	$2,100,340	$2,153,461	$1,773,821	$65.33	$100.02	$(59,237,000)	$130,581,000

(1)
The dollar amounts reported in columns (b) and (d) represent the amount of total compensation reported for Dr. Egholm (our current PEO) and Mr. Linthwaite (our former PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table” above. Dr. Egholm became our CEO in April 2022. Mr. Linthwaite was our CEO in 2021 until his termination in April 2022.

(2)
The dollar amounts reported in columns (c), (e) and (g) represent the compensation actually paid to our current PEO, our former PEO and the average compensation paid to our Non-PEO NEOs in each listed year. The compensation actually paid does not mean our PEOs and Non-PEO NEOs earned or were actually paid those amounts in the listed year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments shown in the table below were made to determine the compensation actually paid in the most recent fiscal year:

(3)
The dollar amounts reported in column (f) represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in each applicable year. Our Non-PEO NEOs in 2025 were Alex Kim and Sean Mackay; our Non-PEO NEOs in 2024 were Alex Kim, Jeffrey Black and Sean Mackay; our Non-PEO NEOs in 2023 were Jeffrey Black, Alex Kim and Jeremy Davis; our Non-PEO NEOs in 2022 were Alex Kim and Jeremy Davis; and our Non-PEO NEOs in 2021 were Vikram Jog, Colin McCracken, Bradley Kreger and Nicholas Khadder.

(4)	Cumulative Total Shareholder Return reported are calculated based on an initial fixed investment of $100 as of December 31, 2020.
(5)
The weighted peer group TSR amounts reported in column (i) are weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose consists of the NASDAQ Biotechnology Index, the same peer group used in our 2025 Annual Report.

(6)	Dollar amounts reported represent the amount reflected in the Company’s audited financial statements for the applicable year.
(7)
While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that total revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the Pay Versus Performance Table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. For purposes of the above table,

Standard BioTools Inc.	47	2026 Proxy Statement

“Revenue” refers to the total revenue recognized by the Company in accordance with the ASC 606 under GAAP, as reported in the Company’s Annual Report. This includes all amounts earned from the transfer of promised goods or services to customers in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services, as determined under ASC 606.

	Current PEO				Former PEO		Average Non-PEO NEOs
	2022	2023	2024	2025	2021	2022	2021	2022	2023	2024	2025
Summary compensation table total	$15,895,848	$1,931,088	$8,337,044	$8,823,502	$3,311,662	$1,638,601	$2,153,461	$3,630,555	$1,226,547	$2,719,381	$2,848,854
Subtract grant date fair value of option and stock awards granted in fiscal year	(15,379,859)	(560,421)	(7,127,250)	(7,009,246)	(2,677,147)	—	(693,352)	(3,266,402)	(592,207)	(2,239,583)	(1,786,108)
Add fair value at fiscal year-end of outstanding and unvested option and stock awards granted in fiscal year	3,764,112	511,790	3,874,063	6,277,941	2,596,880	—	672,564	964,663	614,232	1,527,677	1,595,985
Adjust for change in fair value of outstanding and unvested option and stock awards granted in prior fiscal years	—	2,856,901	(1,449,124)	(1,411,052)	(1,029,776)	(1,716,792)	(327,311)	—	452,051	(517,539)	(549,287)
Add fair value at vesting of option and stock awards granted in fiscal year that vested during fiscal year	—	—	565,625	536,845	—	—	—	—	27,451	128,583	140,045
Adjust for change in fair value as of vesting date of option and stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during fiscal year	—	1,429,351	(366,448)	(1,019,379)	(101,279)	(408,250)	(31,541)	—	239,805	(53,972)	(326,039)
Subtract fair value as of prior fiscal year-end of option and stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	—	—	(42,991)	—	—	(2,804,621)	—	—	—	(14,327)	—
Compensation actually paid	$4,280,101	$6,168,709	$3,790,919	$6,198,612	$2,100,340	($3,291,062)	$1,773,821	$1,328,816	$1,967,879	$1,550,220	$1,923,451

Financial Performance Measures
The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
(1) Total revenue
(2) Cost synergies
(3) Gross margin expansion

Standard BioTools Inc.	48	2026 Proxy Statement

Relationship of Compensation Actually Paid with Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our current and former PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s cumulative TSR over the four most recently completed fiscal years. The chart also compares the Company’s TSR to that of the Nasdaq Biotechnology Composite Index over the same period.

# CAP vs. TSR

Compensation Actually Paid ($000s)
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
$(4,000)
Total Shareholder Return on $100 Invested at Beginning of Period
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
2020
2021
2022
2023
2024
2025
$100.00
$100.02
$89.90
$94.03
$93.49
$124.75
$65.33
$19.50
$36.83
$29.17
$21.33
$1,774
$2,100
$4,280
$1,329
$(3,291)
$6,169
$1,968
$3,791
$1,550
$6,199
$1,923
Current PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Former PEO Compensation Actually Paid
LAB value of $100 Invested 12/31/20
Peer Group value of $100 Invested 12/31/20

Standard BioTools Inc.	49	2026 Proxy Statement

Relationship of Compensation Actually Paid with Net Loss
The following chart sets forth the relationship between Compensation Actually Paid to our current and former PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s net Loss over the four most recently completed fiscal years.

CAP vs. Net Loss
Compensation Actually Paid ($000s)
Net Income ($000s)
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
$(4,000)
$-
$(40,000)
$(80,000)
$(120,000)
$(160,000)
$(200,000)
$(59,237)
$1,774
$2,100
$4,280
$1,329
$(190,098)
$(3,291)
$6,169
$(74,656)
$1,968
$3,791
$1,550
$(138,885)
$6,199
$(74,896)
$1,923
2021
2022
2023
2024
2025
Current PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Former PEO Compensation Actually Paid
Net Income ($000s)

Standard BioTools Inc.	50	2026 Proxy Statement

Relationship of Compensation Actually Paid with Total Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our current and former PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s selected financial measure of total revenue over the four most recently completed fiscal years.

CAP vs. Total Revenue
Compensation Actually Paid ($000s)
Total Revenue ($Mil)
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
$(4,000)
$200
$160
$120
$80
$40
$-
2021
2022
2023
2024
2025
$131
$1,774
$2,100
$4,280
$98
$1,329
$(3,291)
$6,169
$106
$1,968
$174
$3,791
$1,550
$187
$6,199
$1,923
Current PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Former PEO Compensation Actually Paid
Total Revenue ($Mil.)

Standard BioTools Inc.	51	2026 Proxy Statement

Equity Compensation Plan Information
The following table summarizes the number of outstanding options and RSUs granted to our employees, consultants, and directors, as well as the number of shares of common stock remaining available for future issuance, under all of our equity compensation plans as of December 31, 2025.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders
2011 Equity Incentive Plan	29,231,388	$1.97	23,633,056
2017 Employee Stock Purchase Plan	—	—	465,087
Equity compensation plans not approved by security holders
2022 Inducement Equity Incentive Plan	7,262,607	$3.99	964,839
2017 Inducement Incentive Plan	—	—	60,616
SomaLogic Equity Incentive Plans(1)	15,531,391	$4.70	—
Total	52,025,386	$3.68	25,123,598

(1)
Consists of the SomaLogic 2009 Equity Incentive Plan (the “2009 Plan”), the SomaLogic 2017 Equity Incentive Plan (the “2017 Plan”), and the SomaLogic 2021 Omnibus Incentive Plan (the “2021 Plan,” and together with the 2009 Plan and 2017 Plan, the “SomaLogic Plans”).

Standard BioTools Inc.	52	2026 Proxy Statement

Summary Description of the SomaLogic Plans
In connection with our merger with SomaLogic, we assumed each outstanding option to purchase shares of SomaLogic’s common stock and each RSU to purchase shares of SomaLogic’s common stock (collectively, the “Assumed Equity Awards”) under the SomaLogic Plans. Following merger, each Assumed Equity Award, whether vested or unvested, held by continuing SomaLogic employees was converted into options to purchase shares of our common stock or RSUs to purchase shares of our common stock, as applicable, generally on the same terms and conditions applicable immediately prior to the merger, with equitable adjustments to the exercise price per share and number of shares in accordance with the merger exchange ratio.
The SomaLogic Plans are administered by the Human Capital Committee. Awards granted pursuant to the SomaLogic Plans are generally nontransferable except by will or the laws of descent and distribution. The 2017 Plan and 2021 Plan also explicitly provide that no person has or may create a lien on any awards under the SomaLogic Plans. Awards are exercisable (i) during the participant’s lifetime only by the participant or (ii) in the event of the participant’s death by the legal representative of the participant’s estate. Except as provided below, with respect to options granted under the 2009 Plan or 2017 Plan, the exercise price per share of an option may not be reduced after the date of grant and an option cannot be cancelled or surrendered in exchange for an option with a lower exercise price per share or in exchange for cash or other consideration. Notwithstanding the foregoing, the 2021 Plan expressly provides that the exercise price per share of an option may be reduced after the date of grant and/or an option to be cancelled or surrendered in exchange for an option with a lower exercise price per share or in exchange for cash or other consideration, in either case, subject to the terms and conditions and within the limitations of the 2021 Plan.
The SomaLogic Plans provide that in the event of a nonreciprocal transaction between us and the holders of common stock that changes the value per share of common stock such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, non-recurring dividend, the number of shares subject the SomaLogic Plans, the number of shares subject to each outstanding award, and the exercise or threshold price of the shares underlying outstanding awards will be proportionately adjusted. The Human Capital Committee may choose one or more permitted approaches with respect to outstanding awards in the event of a “change in control,” as further described in each SomaLogic Plan. The grant of any award pursuant to the SomaLogic Plans does not affect in any way our right or power to make adjustments, reclassifications, reorganizations or changes to its capital or business structure, or to merge, consolidate, issue debt or equity securities having preferences or priorities over common stock, dissolve, liquidate, sell or transfer all or any part of its business or assets, or to undertake any other corporate act or proceeding. As of April 15, 2026, 13,712,430 RSUs and options were outstanding under the SomaLogic Plans.
2009 Equity Incentive Plan
The board of directors of SomaLogic (the “SomaLogic Board”) adopted the 2009 Plan on November 5, 2009, and SomaLogic’s stockholders approved the 2009 Plan on March 20, 2010. The 2009 Plan was terminated on September 22, 2017, when the SomaLogic Board adopted the 2017 Equity Incentive Plan, and no further awards were granted under the 2009 Plan thereafter. The 2009 Plan provided for SomaLogic’s ability to grant eligible participants equity and equity-based awards in the form of incentive and nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and other stock-based awards. The 2009 Plan continues to govern the terms and conditions of outstanding awards previously granted under the 2009 Plan.
2017 Equity Incentive Plan
The SomaLogic Board adopted the 2017 Plan on September 22, 2017, and SomaLogic’s stockholders approved the 2017 Plan on October 20, 2017. The 2017 Plan provided for SomaLogic’s ability to grant eligible participants equity and equity-based awards in the form of incentive and nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and other stock-based awards. Effective as of September 1, 2021, the 2021 Plan was adopted by the SomaLogic Board and the 2017 Plan was terminated and no further awards were granted. The 2017 Plan continues to govern the terms and conditions of outstanding awards previously granted under the 2017 Plan.

Standard BioTools Inc.	53	2026 Proxy Statement

2021 Omnibus Incentive Plan
The SomaLogic Board adopted the 2021 Plan and SomaLogic’s stockholders approved the 2021 Plan on September 1, 2021. The 2021 Plan provided for SomaLogic’s ability to grant eligible participants equity and equity-based awards in the form of incentive and nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and other stock-based awards. The 2021 Plan continues to govern the terms and conditions of outstanding awards previously granted under the 2021 Plan. The Company does not intend to make any further grants under the 2021 Plan.
For additional information about our equity compensation plans, please refer to Note 11 to the consolidated financial statements set forth in our 2025 Annual Report.

Standard BioTools Inc.	54	2026 Proxy Statement

Certain Relationships and Related Person Transactions
Related Person Transactions
We describe below transactions and series of similar transactions, since January 1, 2025, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•	any of our directors, executive officers, or beneficial holders of more than 5% of any class of our voting securities had or will have a direct or indirect material interest.
Convertible Note Investment
On December 9, 2025, the Company invested $5.0 million in unsecured convertible loan notes issued by a privately-held life sciences company. The notes bear interest at 8% per annum, mature in December 2027, and are subordinated to the issuer’s senior indebtedness. The notes automatically convert into equity upon a qualified financing of at least $20 million or an initial public offering with gross proceeds of at least $100 million, in each case at a 20% discount to the applicable offering price. At maturity, any outstanding principal and accrued interest automatically convert into preferred shares at a conversion price based on a valuation cap of eight times the issuer’s trailing 12-month revenue. The Company invested in the notes alongside a fund associated with Mr. Casdin, a member of the Board.
Policy Concerning Audit Committee Approval of Related Person Transactions
Our Board and Audit Committee have adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of any of the foregoing persons are not permitted to enter into any transaction with us for which disclosure would be required under Item 404 of Regulation S-K, referred to as a related person transaction, without the review and approval or ratification of our Audit Committee, or other independent members of our Board if it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any related person transaction must be presented to our Audit Committee for review, consideration, and approval or ratification. In approving or rejecting any such related person transaction, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Standard BioTools Inc.	55	2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 15, 2026 by:
•	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our NEOs and directors; and
•	all of our executive officers and directors of as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and RSUs that vest within 60 days. Shares of common stock issuable upon exercise of options and warrants currently exercisable within 60 days and RSUs that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of our common stock is based on 390,327,734 shares of our common stock issued and outstanding as of April 15, 2026.
Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Standard BioTools Inc., 50 Milk Street, 10th Floor, Boston, Massachusetts 02109.

Standard BioTools Inc.	56	2026 Proxy Statement

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
5% Stockholders:
Entities affiliated with Casdin Capital, LLC(1)	88,783,856	22.75%
Entities affiliated with Viking Global Investors LP(2)	58,651,170	15.03%
BlackRock, Inc.(3)	22,452,115	5.75%
Entities affiliated with MAK Capital Fund LP(4)	19,967,565	5.12%
Directors and NEOs:
Thomas Carey(5)	547,712	*
Eli Casdin(6)	93,700,971	23.88%
Troy Cox(7)	1,815,724	*
Michael Egholm, Ph.D.(8)	7,759,765	1.96%
Fenel M. Eloi(9)	346,350	*
Kathy Hibbs(10)	384,853	*
Alex Kim(11)	2,773,969	*
Sean Mackay(12)	753,829	*
Frank Witney, Ph.D.(13)	409,248	*
All current directors and executive officers as a group (9 persons)(14)	108,492,421	26.81%

*	Less than one percent
(1)
Consists of securities held by Casdin Partners Master Fund, L.P. (“Casdin Master Fund”), Casdin Private Growth Equity Fund II, L.P. (“Casdin Private Growth Fund II”), and Casdin Private Growth Equity Fund, L.P. (“Casdin Private Growth Fund”). Casdin Capital, LLC (“Casdin Capital”) is the investment adviser to Casdin Master Fund, Casdin Private Growth Fund II and Casdin Private Growth Fund, Casdin Partners GP, LLC (“Casdin Partners GP”) is the general partner of Casdin Master Fund, Casdin Private Growth Equity Fund II GP, LLC (“Casdin Private Growth GP II”) is the general partner of Casdin Private Growth Fund II, Casdin Private Growth Equity Fund GP, LLC (“Casdin Private Growth GP”) is the general partner of Casdin Private Growth Fund, and Eli Casdin is the managing member of Casdin Capital, Casdin Partners GP, Casdin Private Growth II GP and Casdin Private Growth GP. Represents shared voting and dispositive power held with respect to 72,100,000 shares of common stock held by Casdin Master Fund, 13,939,637 shares of common stock held by Casdin Private Growth Fund II, and 2,744,219 shares of common stock held by Casdin Private Growth Fund. Casdin Capital’s address is 1350 Avenue of the Americas, Suite 2600, New York, New York 10019.

(2)
This information is based solely on a Schedule 13G/A jointly by Viking Global Investors LP (“VGI”), Viking Global Opportunities Parent GP LLC (“Opportunities Parent”), Viking Global Opportunities GP LLC (“Opportunities GP”), Viking Global Opportunities Portfolio GP LLC (“Opportunities Portfolio GP”), Viking Global Opportunities Illiquid Investments Sub-Master LP (the “Viking Hybrid Fund”), Viking Global Opportunities Drawdown GP LLC (“Drawdown GP”), Viking Global Opportunities Drawdown Portfolio GP LLC (“Drawdown Portfolio GP”), Viking Global Opportunities Drawdown (Aggregator) LP (the “Viking Drawdown Fund”), O. Andreas Halvorsen, David C. Ott and Rose S. Shabet (collectively, “Viking Global Investors”), filed with the SEC on March 20, 2024, which reported ownership as of March 18, 2024. Represents (i) 39,296,310 shares of common stock held by Viking Hybrid Fund and (ii) 19,354,860 shares of common stock held by Viking Drawdown Fund. The Viking Hybrid Fund has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Opportunities Portfolio GP, and by VGI, which provides managerial services to the Viking Hybrid Fund. O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI) and Opportunities Parent (the sole member of Opportunities GP, which is the sole member of Opportunities Portfolio GP), have shared authority to direct the voting and disposition of investments beneficially owned by VGI and Opportunities Portfolio GP. The Viking Drawdown Fund has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Drawdown Portfolio GP, and by VGI, which provides managerial services to the Viking Drawdown Fund. O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI) and Opportunities Parent (the sole member of Drawdown GP, which is the sole member of Drawdown Portfolio GP), have shared authority to direct the voting and disposition of investments beneficially owned by VGI and Drawdown Portfolio GP. Viking Global Investors’ address is c/o Viking Global Investors LP, 600 Washington Boulevard, Floor 11, Stamford, Connecticut 06901.

(3)
Based on information reported by BlackRock, Inc. on a Schedule 13G filed with the SEC on November 8, 2024. Consists of shares of common stock held of record by BlackRock, Inc. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

Standard BioTools Inc.	57	2026 Proxy Statement

(4)
Based on information reported jointly by MAK Capital Fund LP (“MAK Fund”), MAK Capital One L.L.C. (“MAK Capital”), and Michael A. Kaufman on a Schedule 13G filed with the SEC on January 7, 2026. The address of (i) MAK Fund is c/o Wakefield Quin, Victoria Place, 31 Victoria Street, Bermuda; and (ii) MAK Capital and Mr. Kaufman is 590 Madison Avenue, 31st Floor, New York, NY 10022.

(5)
Consists of (i) 99,466 shares of common stock held by Mr. Carey, (ii) 435,425 shares of common stock underlying options that are exercisable as of April 15, 2026 or will become exercisable within 60 days after such date held by Mr. Carey, and (iii) 12,821 shares of common stock issuable upon vesting of RSUs in respect to which Mr. Carey has deferred settlement as described in “Compensation of Directors — RSUs in Lieu of Cash and RSU Deferral”.

(6)
Includes (i) 72,100,000 shares of common stock held of record by Casdin Master Fund, (ii) 13,939,637 shares of common stock held by Casdin Private Growth Fund II, and (iii) 2,744,219 shares of common stock held of record by Casdin Private Growth Fund (see Footnote 1 above). Mr. Casdin is the managing member of the general partners of Casdin Master Fund, Casdin Private Growth Fund II, and Casdin Private Growth Fund, and, as such, is deemed to have indirect beneficial ownership of such shares. Also includes (i) 2,806,470 shares of common stock held by Mr. Casdin, (ii) 432,841 shares of common stock underlying options that are exercisable as of April 15, 2026 or will become exercisable within 60 days after such date held by Mr. Casdin, (iii) 13,248 shares of common stock issuable upon vesting of RSUs in respect to which Mr. Casdin has deferred settlement as described in “Compensation of Directors — RSUs in Lieu of Cash and RSU Deferral,” and (iv) 1,664,556 shares of common stock issuable upon exercise of warrants which may be deemed to be beneficially owned by Mr. Casdin.

(7)
Consists of (i) 216,822 shares of common stock held by Mr. Cox, (ii) 1,399,587 shares of common stock underlying options that are exercisable as of April 15, 2026 or will become exercisable within 60 days after such date held by Mr. Cox, (iii) 14,316 shares of common stock issuable upon vesting of RSUs in respect to which Mr. Cox has deferred settlement as described in “Compensation of Directors – RSUs in Lieu of Cash and RSU Deferral,” and (iv) 184,999 shares of common stock issuable upon exercise of warrants held by Mr. Cox.

(8)
Consists of (i) 1,199,459 shares of common stock held by Dr. Egholm, (ii) 6,358,387 shares of common stock underlying options that are exercisable as of April 15, 2026 or will become exercisable within 60 days after such date held by Dr. Egholm, and (iii) 201,919 shares of common stock issuable upon vesting of RSUs within 60 days of April 15, 2026 held by Dr. Egholm.

(9)
Consists of (i) 123,569 shares of common stock held by Mr. Eloi and (ii) 222,781 shares of common stock underlying options that are exercisable as of April 15, 2026 or will become exercisable within 60 days after such date held by Mr. Eloi.

(10)
Consists of (i) 43,128 shares of common stock held by Ms. Hibbs and (ii) 341,725 shares of common stock underlying options that are exercisable as of April 15, 2026 or will become exercisable within 60 days after such date held by Ms. Hibbs.

(11)
Consists of (i) 514,978 shares of common stock held by Mr. Kim, (ii) 2,196,814 shares of common stock underlying options that are exercisable as of April 15, 2026 or will become exercisable within 60 days after such date held by Mr. Kim, and (iii) 62,177 shares of common stock issuable upon vesting of RSUs within 60 days of April 15, 2026 held by Mr. Kim.

(12)
Consists of (i) 211,422 shares of common stock held by Mr. Mackay, (ii) 470,296 shares of common stock underlying options that are exercisable as of April 15, 2026 or will become exercisable within 60 days after such date held by Mr. Mackay, and (iii) 72,111 shares of common stock issuable upon vesting of RSUs within 60 days of April 15, 2026 held by Mr. Mackay.

(13)
Consists of (i) 4,225 shares of common stock held by First Amended and Restated Revocable Trust Agreement For the Franklin R. Witney and Catherine J. Caulfield-Witney Trust Agreement Dated September 25, 2009 (dated July 31, 2018), of which Dr. Witney is the trustee, (ii) 116,270 shares of common stock held by Dr. Witney, and (iii) 288,753 shares of common stock underlying options that are exercisable as of April 15, 2026 or will become exercisable within 60 days after such date held by Dr. Witney.

(14)	See footnotes 5 through 13 above.

Standard BioTools Inc.	58	2026 Proxy Statement

Proposal 1
Election of Class I Directors

Board Structure
Our Board currently consists of seven directors, distributed among three staggered classes (Classes I, II, and III). Class I consists of three directors and Classes II and III consist of two directors each. At each annual meeting of stockholders, a class of directors is elected for a term of three years to succeed the class of directors whose terms are then expiring. The terms of the current directors will expire at (i) the Annual Meeting, in the case of the Class I Directors, (ii) the 2027 Annual Meeting, in the case of the Class II Directors, and (iii) the 2028 annual meeting of stockholders, in the case of the Class III Directors, with each director elected to hold office until the election and qualification of a successor director or their earlier death, resignation, or removal.
Nominees for Class I Directors (Term Expiring in 2029)
As discussed above, our Nominating and Corporate Governance Committee recommended, and our Board nominated, Michael Egholm, Ph.D., Thomas Carey, and Eli Casdin, each the current Class I Directors, as nominees for re-election as the Class I Directors at the Annual Meeting and each has consented to being named in this proxy statement.
Required Vote
The Class I Directors elected to the Board will be elected by a plurality of the voting power present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. “WITHHOLD” votes and any broker non-votes (as described under the heading “How can I vote my shares?”) will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).
RECOMMENDATION
Our Board unanimously recommends a vote “FOR” the election of each of our Board’s nominees, Michael Egholm, Ph.D., Thomas Carey, and Eli Casdin, as Class I Directors. Proxies solicited by the Board will be voted in accordance with our Board’s recommendation unless a stockholder has indicated otherwise on such stockholder’s proxy card.

Standard BioTools Inc.	59	2026 Proxy Statement

Proposal 2
Advisory Vote on the Compensation of Our Named Executive Officers as Disclosed in this Proxy Statement

At our 2023 annual meeting of stockholders, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, our Board recommended and our stockholders approved holding an advisory vote on the compensation of our named executive officers every year; we believe an annual vote allows for a meaningful evaluation period of performance against our compensation practices. Accordingly, as required by Section 14A of the Exchange Act, we are asking our stockholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement. The next stockholder advisory vote to approve executive officer compensation will take place at our 2027 Annual Meeting.
Compensation Program and Philosophy
The primary goals of our executive compensation program are to hire and retain talented and experienced executive officers who are motivated to achieve or exceed our short-term and long-term corporate goals. Our compensation philosophy is team-oriented, and our success is dependent on what our management team can accomplish together. Therefore, we seek to provide our executive officers with comparable levels of base salary, bonuses, and annual equity awards that are based largely on overall company performance. Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy
In determining the form and amount of compensation payable to our executive officers, we are guided by the following objectives and principles:
•	Team-oriented approach to establishing compensation levels;
•	Compensation should relate to Company performance;
•	Equity awards help executive officers think like stockholders; and
•	Total compensation opportunities should be competitive.

Standard BioTools Inc.	60	2026 Proxy Statement

Our Board believes that our current executive compensation program has been effective at linking executive compensation to our performance and aligning the interests of our executive officers with those of our stockholders. We are asking our stockholders to indicate their support for the compensation of our named executive officers as disclosed in this proxy statement by voting in favor of the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis in a non-binding vote, the compensation of Standard BioTools Inc.’s named executive officers as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative disclosures associated with the compensation table set forth in the proxy statement relating to Standard BioTools 2026 Annual Meeting of Stockholders.”
Our compensation program is described further under “Executive Compensation,” “Compensation Discussion and Analysis,” and in “Pay versus Performance.” Since our executives’ compensation is heavily weighted in equity awards, there is close alignment between our executive officers realized pay and stockholder performance. Our Human Capital Committee, with the input of an independent consultant, approved compensation it believes closely aligns our executive officers’ interests with the interests of our stockholders.
Required Vote
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation awarded to our named executive officers as disclosed in this proxy statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against this proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.
Although this say-on-pay vote is advisory and, therefore, will not be binding on us, our Human Capital Committee, and our Board value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and the Human Capital Committee will evaluate what actions may be necessary or appropriate to address those concerns.
Recommendation
Our Board unanimously recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

Standard BioTools Inc.	61	2026 Proxy Statement

Proposal 3
Ratification of the Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to audit the financial statements of our Company for the fiscal year ending December 31, 2026 and recommends that stockholders vote in favor of the ratification of such appointment. PwC served as our registered independent public accounting firm for the fiscal years ended December 31, 2025 and 2024 and for prior years.
At the Annual Meeting, stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Stockholder ratification of the appointment of PwC is not required by our bylaws or other applicable legal requirements. However, our Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2026 if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. A representative of PwC is expected to be present at the Annual Meeting, will have an opportunity to make a statement if she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Standard BioTools Inc.	62	2026 Proxy Statement

Principal Accounting Fees and Services
The following table sets forth the aggregate fees for audit services provided by PwC for the years ended December 31, 2025 and 2024:

	2025	2024
Audit fees(1)	$3,477,975	$3,855,000
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	$2,000	$2,000
Total fees	$3,479,975	$3,857,000

(1)
Audit fees for fees billed or to be billed by PwC for professional services rendered for the audit of our annual consolidated financial statements and management’s report on internal controls included in our annual reports on Form 10-K; for the review of the consolidated financial statements included in our quarterly reports on Form 10-Q; and for other services, including statutory audits and services rendered in connection with SEC filings and the merger with SomaLogic, which closed on January 5, 2024.

(2)
All other fees consist of amounts billed by PwC for professional services other than the services reported above. These include fees associated with permissible consulting services and a license fee that enables the company to utilize PwC’s specialized accounting research software.

Policy on Audit Committee Pre-Approval of Services Performed by Independent Registered Public Accounting Firm
Consistent with SEC and PCAOB requirements regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals and the fees for the services performed to date. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
All of the services of PwC for 2025 and 2024 described above were pre-approved by the Audit Committee.
Required Vote
Ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions, if any, will be treated as votes against this proposal. Broker non-votes, if any, will not affect the outcome of voting on this proposal.
Recommendation
Our Board unanimously recommends a vote “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2026.

Standard BioTools Inc.	63	2026 Proxy Statement

Proposal 4
Approval of our 2026 Equity Incentive Plan

We are asking our stockholders to approve our 2026 Plan. Our Board approved the 2026 Plan in April 2026, subject to the approval of our stockholders at the Annual Meeting. A copy of the 2026 Plan is attached as Exhibit I to this proxy statement. The 2026 Plan provides for the issuance of up to 10,000,000 shares of our common stock. In addition, up to 14,835,928 shares of common stock that remain available for future grant under our 2011 Plan as of the date of the Annual Meeting will be rolled over and become available for issuance under the 2026 Plan, up to an aggregate maximum of 24,835,928 shares. The 2026 Plan may also include up to a maximum of 34,476,543 shares of common stock that are currently subject to outstanding awards under our 2011 Plan, to the extent such awards are forfeited, expire, or are cancelled without the delivery of shares on or after the date of the Annual Meeting. Upon stockholder approval of the 2026 Plan, no further awards will be granted under the 2011 Plan.
Background
As of April 15, 2026, the aggregate number of shares of our common stock reserved for issuance under the 2011 Plan during its entire term was 70,713,924, plus any shares forfeited under pre-existing equity incentive plans after the effectiveness of the 2011 Plan. As of April 15, 2026, 55,124,174 shares of our common stock were subject to outstanding awards granted under all of our equity plans and 16,447,420 shares of our common stock were available for issuance under all of our equity plans.
In determining and recommending the approval of the 2026 Plan, our Board carefully considered a number of factors, including anticipated future equity needs, timing of future equity grants, historical and external market equity compensation practices, dilutive impact, burn rate, and plan duration. If the 2026 Plan is approved by our stockholders, we will have, in the aggregate, up to 26,447,420 shares available for issuance under all of our equity plans, of which 1,085,789 are available for issuance to only newly hired employees pursuant to the 2022 Inducement Equity Incentive Plan (“2022 Inducement Plan”), 465,087 are available under the ESPP, 60,616 are available under the 2017 Inducement Incentive Plan, and the remainder of up to 24,835,928 are reserved for issuance under the 2026 Plan. In addition, the 2026 Plan may also include up to a maximum of 34,476,543 shares of common stock that are currently subject to outstanding awards under our 2011 Plan, to the extent such awards are forfeited, expire, or are cancelled without the delivery of shares on or after the date of the Annual Meeting.

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Historical Grant Practices.
Our Board considered the historical numbers of stock options, RSUs, performance-based stock options, and performance-based RSUs that we have granted in the past three years. The annual share usage, or burn rate, under our equity compensation program for the last three years was as follows:

Annual Share Usage Average	2023	2024	2025	Three-Year
Stock options granted	2,609,392	6,696,684	5,161,790	4,822,622
Performance-based stock options granted	—	—	—	—
Non-performance RSUs granted	3,727,688	10,849,723	17,548,806	10,708,739
Non-performance RSUs vested	2,934,119	5,490,355	8,242,295	5,555,590
Performance-based RSUs granted	308,864	100,000	—	136,255
Performance-based RSUs vested	—	382,828	—	127,609
Total equity awards granted(1)	6,645,844	17,646,407	22,710,596	15,667,616
Basic weighted average shares of common stock outstanding as of December 31	79,159,509	353,244,679	381,622,547	271,342,245
Annual share usage	4,147,543	15,434,378	17,188,960	12,256,960

(1)	Represents stock options, performance-based stock options, RSUs, and performance-based RSUs.
Forecasted Grant Practices.
Based on our historical grant practices and including the anticipated grants of annual employee equity awards, new hire equity grants and performance-based long-term incentive awards described above, we currently forecast granting equity awards covering approximately 19,254,820 shares over the next 18-month period from the date of this proxy statement, which is equal to a “burn rate” of approximately 4.9% of the number of shares of our common stock outstanding as of April 15, 2026. Based on a review of the equity grant practices of our compensation peer group, our burn rate is expected to be competitive with our peer group. In light of this forecast and external market analysis, we believe, and our Board considered, that the requested share reserve for the 2026 Plan will provide a sufficient number of shares to allow us to grant equity awards for the purpose of our expected annual awards, new hires, focal awards, any special retention needs, and employee growth through any opportunistic acquisitions or hiring at least through 2027. However, circumstances could alter this projection, such as a change in business conditions, our stock price, competitive pressures for attracting and retaining employees, or our Company strategy.
Awards Outstanding Under Existing Grants and Dilutive Impact.
As of April 15, 2026, we had outstanding equity awards under the 2011 Plan, the 2022 Inducement Plan, and prior plans covering approximately 55,124,174 shares. These outstanding equity awards (commonly referred to as the “overhang”), together with the 15,921,717 shares currently available for grant under the 2011 Plan and the 2022 Inducement Plan represented approximately 18.2% of the number of shares of our common stock as of April 15, 2026. If the 2026 Plan is approved by our stockholders, we will no longer make awards under the 2011 Plan. The dilutive impact of the additional 10,000,000 shares that would be available for issuance under the 2026 Plan would increase the overhang percentage by approximately 2.6 percentage points to approximately 20.8%, each based on our number of shares of our common stock as of April 15, 2026. Based on a review of the equity grant practices of our compensation peer group, our overhang is expected to be competitive with our peer group.
If our stockholders do not approve the 2026 Plan, the shares reserved for issuance under the 2011 Plan may be insufficient to achieve our future incentive, recruiting, and retention objectives. Consequently, without stockholder approval of the 2026 Plan, we believe our ability to attract and retain the individuals necessary to drive our performance and increase long-term stockholder value may be impaired. We therefore believe that stockholder approval of the 2026 Plan is important to our continued success.

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Our executive officers and directors have an interest in the approval of the 2026 Plan by our stockholders because they would be eligible to receive awards under the 2026 Plan. Our Board and Human Capital Committee have approved the 2026 Plan subject to the approval of our stockholders at the Annual Meeting.
Reasons Why You Should Vote in Favor of the Approval of the 2026 Plan
Our Board recommends a vote for the approval of the 2026 Plan because it believes the 2026 Plan is in the best interests of the Company and its stockholders for the reasons below:
•
Aligns director, employee, and stockholder interests. We currently provide long-term incentives by compensating participants with equity awards. With stockholders’ approval of the 2026 Plan, we will be able to continue to maintain this means of aligning the interests of key personnel with the interests of our stockholders.

•
Approval is necessary to continue an equity-based compensation program. If our stockholders do not approve the 2026 Plan, we may have to shift to a long-term compensation program that is heavily paid in cash for both our employees and directors, which would less closely align with the interests of our stockholders and negatively impact our cash management. Based on the remaining capacity our 2011 Plan, we expect we may not have sufficient capacity to make anticipated future grants of equity awards. Our Board believes that if our stockholders approve the 2026 Plan, the up to 24,835,928 shares available for issuance under the 2026 Plan will result in an adequate number of shares of common stock being available for future awards under the 2026 Plan at least through 2027.

•
Attracts and retains talent. The 2026 Plan will be a critical tool to the continued success of the Company by allowing us to continue to attract, retain and motivate key personnel and provide participants with incentives directly related to increases in the value of the Company.

•	Includes favorable corporate governance features. As described below, the 2026 Plan has sound governance features and includes “best practices” provisions.
We believe that the benefits to our stockholders from equity award grants to our employees and directors outweigh the potential dilutive effect of grants under the 2026 Plan. The Company believes that paying a significant portion of annual variable compensation in the form of equity awards is an effective method of aligning the interests of employees with those of our stockholders, encouraging ownership in the Company, and retaining, attracting, and rewarding talented employees. We also believe that having a vehicle to pay a portion of compensation for our non-employee directors in stock awards is appropriate and consistent with market practices.
The 2026 Plan is being submitted to you for approval at the Annual Meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code. Approval by our stockholders of the 2026 Plan is also required by the listing rules of Nasdaq.
Information on Equity Compensation Plans as of April 15, 2026
The 2026 Plan incorporates the following current governance practices, intended to further align our equity compensation program with the interest of our stockholders.
1.	No “evergreen” provision. The number of shares of our common stock available for issuance under the 2026 Plan is fixed and will not adjust based upon the number of shares outstanding.
2.
Stock options are not discounted. The 2026 Plan prohibits granting stock options with exercise prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

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3.	“Clawback” provision. Applicable awards granted under the 2026 Plan are subject to recoupment under our current clawback policy or as otherwise required by law.
4.
Stock ownership guidelines. Our directors and covered officers are expected to achieve minimum stock ownership values, as described in this proxy statement, within five years of eligibility or promotion.

5.
No tax gross-ups. No participant will be entitled under the 2026 Plan to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code that may be incurred in connection with awards under the 2026 Plan.

6.
Modified Share Recycling. With respect to stock options, shares used to pay the exercise price of a stock option or to satisfy tax withholding obligations will cease to be available under the 2026 Plan. Shares used to pay the exercise price of an award other than a stock option or to satisfy the tax withholding obligations related to an award other than a stock option will become available for future grant or sale under the 2026 Plan.

7.	No Transferability. Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Administrator.
8.
No Dividends. The 2026 Plan prohibits, for all award types, the payment of dividends or dividend equivalents before the vesting of the underlying award but permits accrual of such dividends or dividend equivalents to be paid upon vesting.

9.
Limits on Director Grants. The 2026 Plan limits the number of awards to be granted to any non-employee director in any calendar year such that in no event shall the aggregate grant date fair value of awards to be granted and other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, except with respect to the year in which such non-employee director initially joins our Board.

10.
No Repricing. The 2026 Plan provides that the Administrator will not increase or reduce the exercise price of an award and will not exchange an award for a new award with a higher or lower price or different terms.

11.
No Single-Trigger Vesting Acceleration upon Change of Control. Under the 2026 Plan, there is no automatic acceleration of vesting of awards upon a change of control unless the award is not assumed or substituted.

The information included in this proxy statement and our 2025 Annual Report is updated by the following information regarding all existing equity compensation plans as of April 15, 2026:

Total stock options outstanding(1)	35,242,911
Weighted-average exercise price of stock options outstanding	$3.32
Weighted-average remaining duration of stock options outstanding (years)	7
Total full value awards outstanding(2)	19,881,263
Shares available for grant under the 2011 Plan	14,835,928
Shares available for grant under the 2022 Inducement Plan	1,085,789
Total shares of common stock outstanding	390,327,734

(1)	Includes time-based stock options outstanding.
(2)	The number of total full value awards outstanding represents RSUs outstanding.
Summary of the 2026 Plan
The 2026 Plan was approved by our Board in April 2026 and remains subject to stockholder approval to take effect. The following general description of the material features of the 2026 Plan is qualified in its entirety by reference to the provisions of the 2026 Plan set forth in Exhibit I to this proxy statement.

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Eligibility. The 2026 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code to our employees and the employees of our subsidiaries, and for the grant of nonstatutory stock options, restricted stock, RSUs, stock appreciation rights, PSUs, and performance shares to our employees, directors, and consultants and the employees and consultants of our subsidiaries. As of April 15, 2026, we (including our subsidiaries) had six non-employee directors, one consultant, and approximately 130 employees (including our employee director).
Shares Available for Grant and Shares Outstanding. The 2026 Plan provides for the issuance of up to 24,835,928 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our 2011 Plan are cancelled or expire on or after the date of the Annual Meeting. As of April 15, 2026, 34,476,543 shares of our common stock are subject to outstanding awards granted under our 2011 Plan. As described in the paragraph below, outstanding awards under the 2026 Plan that expire or are forfeited return to the pool to be available for grant. Awards granted in substitution for awards of a company we acquire (“Substitute Awards”) are in addition to, and do not reduce, the pool for the 2026 Plan.
Generally, if an award expires or becomes unexercisable without having been exercised in full, or if restricted stock, performance shares, or shares subject to RSUs or PSUs are forfeited or repurchased by us due to failure to vest, the unpurchased, forfeited, or repurchased shares that were subject to such awards will become available for future grant or sale under the 2026 Plan (unless it has terminated). Except with respect to options, shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale. If the exercise price or tax withholding obligation of an option is paid with shares, the number of shares available for issuance under the 2026 Plan will be reduced by the gross number of shares for which the option is exercised. To the extent an award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance.
Administration. In accordance with the terms of the 2026 Plan, our Board has authorized our Human Capital Committee to administer the 2026 Plan. Different committees may administer the 2026 Plan with respect to different groups of service providers. To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.
Subject to the provisions of the 2026 Plan, the administrator generally has the power to make all determinations deemed necessary or advisable for administering the plan. The administrator has the power to determine the terms of awards, including the exercise price (if any), the number of shares subject to each such award, the time when awards may vest or be exercised (including the ability to accelerate the vesting and exercisability of awards), and the form of consideration payable upon exercise, if applicable. The administrator also has the authority to amend awards. The administrator may not implement any exchange program under which (i) outstanding awards are surrendered or canceled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. In addition, the administrator may provide for dividends or dividend equivalents to accrue on unvested awards, but no dividends or dividend equivalents will be paid until the vesting of such awards. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.
Stock Options. Options may be granted under the 2026 Plan. Subject to the provisions of the 2026 Plan, the administrator determines the terms and conditions of options, including when such options vest and become exercisable (and the administrator has the discretion to accelerate the time at which such options will vest or become exercisable). The per share exercise price of any option generally must be at least 100% of the fair market value of a share of our common stock on the date of grant, and the term of an incentive stock option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of our Company or any of its parent or subsidiary corporations, the term of such option must not exceed five years, and the per share exercise price of such incentive stock option must be at least 110% of the fair market value of a share of our common stock on the grant date. After a participant’s service terminates, they generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.

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Stock Appreciation Rights. Stock appreciation rights may be granted under the 2026 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Subject to the provisions of the 2026 Plan, the administrator determines the terms and conditions of stock appreciation rights, including when such rights vest and become exercisable (and the administrator has the discretion to accelerate the time at which such rights will vest or become exercisable) and whether to pay any increased appreciation in cash, shares of our common stock, or a combination of both. The per share exercise price of a stock appreciation right must be at least 100% of the fair market value per share on the date of grant, and the term of a stock appreciation right may not be more than 10 years. After a participant’s service terminates, they generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term.
Restricted Stock. Restricted stock may be granted under the 2026 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), and the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.
Restricted Stock Units. RSUs may be granted under the 2026 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. The administrator determines the terms and conditions of RSUs including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed.
Performance Units and Shares. PSUs and performance shares may be granted under the 2026 Plan. PSUs and performance shares are awards that will result in a payment to a participant only if performance objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of PSUs and performance shares to be paid out to participants. The administrator has the discretion to reduce or waive any performance objectives or other vesting provisions for PSUs or performance shares. The administrator has the discretion to pay earned PSUs or performance shares in the form of cash, shares, or in some combination of both.
Death and Disability. Following a termination of service as a result of death or disability, stock options granted under the 2026 Plan will generally remain exercisable for up to 12 months (subject to earlier expiration) and the vesting and acceleration of the awards will be determined by the administrator of the 2026 Plan or as provided in the applicable award agreement.
Transferability of Awards. The 2026 Plan does not allow for the transfer of awards unless the administrator provides otherwise, and in no event may an award be transferred for value or consideration. Additionally, only the recipient of an award may exercise an award during his or her lifetime.
Outside Directors. The 2026 Plan provides that any outside (non-employee) director, in any fiscal year, may not be paid, issued, or granted, equity awards or other cash compensation with an aggregate grant date fair value of more than $750,000, or $1,000,000 with respect to his or her first year of service as an outside director. For purposes of this limitation, the grant date fair value is determined in accordance with GAAP. Any equity awards granted under the 2026 Plan to an outside director for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. Substitute Awards are not subject to this limitation. The outside (non-employee) director annual limits were developed with input from Pearl Meyer, an independent compensation consulting firm, based on a review of non-employee director limits in equity plans for comparable companies.
Certain Adjustments. If there are certain changes in our capitalization, the administrator will adjust the number and class of shares that may be delivered under the 2026 Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the plan.

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Dissolution or Liquidation. If there is a proposed liquidation or dissolution of our Company, the administrator will notify participants as soon as practicable before the effective date of such event and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.
Merger or Change in Control. The 2026 Plan provides that if there is a merger of the Company with or into another company or a “change in control” (as defined under the 2026 Plan) of our Company, each outstanding award will be treated as provided in the applicable award agreement or as described below. The administrator is not required to treat all awards similarly. If the successor corporation does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and the administrator will notify participants that awards will become fully exercisable, if applicable, for a specified period before the transaction. The award will then terminate upon the expiration of the specified period of time.
With respect to awards held by a non-employee director that are assumed or substituted for, if such non-employee director’s service as our director or that of a successor corporation is terminated on or after the date of such merger or change in control (except for a voluntary resignation that is not at the request of the acquirer), then the non-employee director will fully vest in and have the right to exercise his or her options and/or stock appreciation rights, all restrictions on his or her restricted stock and RSUs will lapse, and, with respect to PSUs and performance shares, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met in the event.
Forfeiture and Clawback. All awards granted under the 2026 Plan will be subject to recoupment under our current clawback policy and any clawback policy that we are required to adopt under applicable law. In addition, the administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events.
Plan Amendments and Termination. The 2026 Plan will automatically terminate in April 2036, unless we terminate it sooner. In addition, our Board has the authority to amend, suspend, or terminate the 2026 Plan, but such action will not impair the rights of any participant without his or her written consent.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2026 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives

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designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
Stock Appreciation Right. No income will be realized by a participant upon grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant would have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company (special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Restricted Stock Units. A participant will not be subject to tax upon the grant of a RSU award. Rather, upon the delivery of shares or cash pursuant to a RSU award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to certain covered employees designated in Section 162(m) of the Code, including, but not limited to, its Chief Executive Officer, Chief Financial Officer, and the next three highly compensated executives of such corporation whose compensation is required to be disclosed in its proxy statement.
Importance of Consulting a Tax Advisor. The foregoing discussion is a summary only and does not purport to be complete. In addition, the information is based upon existing U.S. tax laws and regulations and, therefore, is subject to change when those laws or rules change. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax advisor as to the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of any award.

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New Plan Benefits
Other than grants to our non-employee directors as described above under “Compensation of Non-Employee Directors,” the amounts of future grants under the 2026 Plan are not determinable and will be granted at the sole discretion of the Human Capital Committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the 2026 Plan or the amount or types of any such awards.
On April 15, 2026, the closing market price per share of our common stock was $0.9775, as reported on Nasdaq.
Required Vote
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the 2026 Plan. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.
Recommendation
Our Board unanimously recommends a vote “FOR” the approval of the 2026 Plan.

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Proposal 5
Approval of an Amendment to our Amended and Restated 2017 Employee Stock Purchase Plan

We are asking our stockholders to approve an amendment to our ESPP to increase the number of shares of common stock available for sale thereunder by 1,200,000 shares (the “ESPP Amendment” and the ESPP, as amended by the ESPP Amendment, the “A&R ESPP”). Other than the ESPP Amendment, no changes will be made to our ESPP. Our Board approved the Amendment in April 2026, subject to the approval of our stockholders at the Annual Meeting. A copy of the A&R ESPP is attached as Exhibit II to this proxy statement. If the Amendment is not approved by our stockholders, the ESPP will continue by its terms, without the Amendment.
Background and Reasons Why You Should Vote in Favor of the Approval of the Amendment to the ESPP
The existing version of our ESPP allows our employees to buy our shares at a discount through their accumulated contributions. The ESPP is critical to our ability to continue to attract, retain and motivate employees and provide participants with incentives directly related to increases in the value of the Company. As of April 15, 2026, 465,087 shares of common stock remained available for sale under the ESPP. Our Board has determined that it is in the best interests of the company and its stockholders to amend the ESPP to reserve an additional 1,200,000 shares for sale thereunder. The number of shares purchased under the ESPP in each of fiscal 2025, 2024, and 2023, was 599,042, 516,490, and 469,537, respectively. Although our Board considered the historical share purchases, the actual number of shares that will be purchased under the A&R ESPP in any given future year will depend on a number of factors including, for example, the number of participants, each participant’s contribution rate, and our stock price. Based on recent share usage and projected participation numbers and contribution rates, our Board currently believes that these additional shares will allow us to maintain the A&R ESPP for the next three years. The ESPP is a significant part of our overall equity compensation strategy (especially with respect to our non-executive employees). If our stockholders do not approve this A&R ESPP, we may not be able to offer competitive compensation to existing employees and qualified candidates, and our ability to recruit or retain talented employees may be impaired, which could adversely affect our business and long-term stockholder value.
Summary of the A&R ESPP
The Amendment to our ESPP was approved by our Board in April 2026 and remains subject to stockholder approval to take effect. The following general description of the material features of the A&R ESPP is qualified in its entirety by reference to the provisions of the A&R ESPP set forth in Exhibit II to this proxy statement.
Purpose. The purpose of the A&R ESPP is to provide eligible employees with an opportunity to purchase our shares through accumulated contributions, which generally will be made through payroll deductions. The A&R ESPP permits the administrator (as discussed below) to grant purchase rights that qualify for preferential tax treatment under Section 423 of the Code. In addition, the A&R ESPP authorizes the grant of purchase rights that do not qualify under Code Section 423 pursuant to rules, procedures or sub-plans adopted by the administrator that are designed to achieve desired tax or other objectives.

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Shares Available for Issuance. The number of shares initially reserved for issuance under the ESPP was 1,000,000 shares, and in June 2020, our stockholder approved the reservation of an additional 3,000,000 shares for issuance under the ESPP. If stockholders do not approve the A&R ESPP, then the ESPP will continue under its existing terms.
Administration. Our Board or a committee designated by our Board (also referred to as the administrator) will administer the A&R ESPP. All questions of interpretation or application of the A&R ESPP will be determined by the administrator and its decisions will be final and binding upon all participants. The administrator will have full and exclusive discretionary authority to construe, interpret, and apply the terms of the A&R ESPP, to designate separate offerings under the A&R ESPP, to adjudicate disputed claims under the A&R ESPP, and to establish such procedures that it deems necessary for the administration of the A&R ESPP. The administrator will be further authorized to adopt rules and procedures regarding eligibility to participate, the definition of “compensation,” handling of contributions, and making of contributions to the A&R ESPP, among other responsibilities.
Eligibility. Generally, each employee of Standard BioTools (or Standard BioTools’s designated subsidiaries) will be eligible to participate in the A&R ESPP, except that no employee will be eligible to participate in the A&R ESPP to the extent that (i) immediately after the grant, such employee would own 5% or more of the combined voting power of all classes of capital stock of Standard BioTools or its parents or subsidiaries, or (ii) their rights to purchase stock under all of Standard BioTools’s employee stock purchase plans accrues at a rate that exceeds $25,000 worth of stock (determined as of the fair market value of the shares on the beginning of the offering period) for each calendar year. In addition, the administrator, in its sole discretion and prior to an offering date, may determine that an individual will not be eligible to participate if they: (i) customarily work not more than 20 hours per week (or such lesser period of time as may be determined by the administrator in its discretion), (ii) are a highly compensated employee under Section 414(q) of the Code, or (iii) are a highly compensated employee under Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act. Non-employee directors will not be eligible to participate in the A&R ESPP.
As of April 15, 2026, approximately 121 employees of Standard BioTools and its subsidiaries (including all of Standard BioTools’s executive officers in the United States and Canada) are eligible to participate in the A&R ESPP.
Offering Periods. Unless the administrator determines otherwise, each future offering period under the A&R ESPP will have a duration of approximately six months. The administrator, in its discretion, may modify the terms of offering periods before they begin.
Any employee that is an eligible employee on the first trading day of an offering period (the “Offering Date”) may participate in the offering period by timely submitting a properly completed subscription agreement or other procedure determined by the administrator. On the Offering Date, each participant automatically will be granted a right to purchase shares. This purchase right will be exercised on the last trading day on or before May 31 and November 30 of each purchase period (the “Exercise Date”) to the extent of the contributions made during such purchase period, unless the purchase right has expired (upon termination of a participant’s employment) or the participant has withdrawn from the A&R ESPP, as described in further detail below.
Contributions will be accumulated throughout each offering period, generally through payroll deductions. The A&R ESPP will permit participants to make payroll deductions of up to 10% of their eligible compensation, which includes base straight time gross earnings and payments for overtime and shift premium but excludes payments for incentive compensation, commissions, bonuses, and other similar compensation. During an offering period, a participant generally may not change the rate of payroll deductions during the offering period, but the participant may withdraw from the A&R ESPP and thereby discontinue his or her participation in the A&R ESPP.
Once an employee becomes a participant in the A&R ESPP, the employee automatically will participate in each successive offering period until the employee withdraws from the A&R ESPP or the employee’s employment with Standard BioTools or one of Standard BioTools’ designated subsidiaries terminates.
Exercise of Purchase Right. The number of whole shares that a participant purchases in a purchase period will be determined by dividing the total amount of a participant’s accumulated contributions during that offering period by the purchase price, except that no fractional shares may be purchased under the A&R ESPP. Unless the administrator determines otherwise, the purchase price will

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be 85% of the lesser of the fair market value of our shares on (i) the Offering Date or (ii) the Exercise Date, subject to compliance with the Code and the terms of the A&R ESPP. The fair market value of a share on any relevant date generally will be the closing price of a share on that date, as reported on Nasdaq. On April 15, 2026, the closing market price per share of our common stock was $0.9775, as reported on Nasdaq.
A participant may not purchase more than 5,000 shares in an offering period, and any contributions left over in a participant’s account after his or her purchase right is exercised will be returned to the participant as soon as administratively possible after the end of each purchase period.
Withdrawal. Generally, a participant may withdraw all of his or her contributions from an offering period by submitting a written or electronic notice at least 10 days before the Exercise Date, without such withdrawal affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver a new subscription agreement to Standard BioTools.
Non-transferability. A participant may not assign, transfer, pledge, or otherwise dispose of in any way the contributions credited to his or her account or any right to purchase shares under the A&R ESPP, except by will, the laws of descent and distribution, or by designation of a beneficiary in the manner provided under the A&R ESPP).
Termination of Employment. Upon termination of a participant’s employment for any reason, including disability or death, he or she will be withdrawn from the A&R ESPP, the contributions credited to the participant’s account (to the extent not used to purchase shares under the A&R ESPP) will be returned to him or her (or, in the case of death, to the person or persons entitled to receive such contributions, as provided in the A&R ESPP), and such participant’s right to purchase shares under the A&R ESPP will automatically be terminated.
Adjustments upon Changes in Capitalization; Dissolution or Liquidation; Merger or Change in Control
Changes in Capitalization
If there is any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of Standard BioTools, or other change in the corporate structure of Standard BioTools affecting our shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the A&R ESPP, then the administrator will adjust the number and class of shares that may be delivered under the A&R ESPP, the purchase price per Share, the number of shares covered by each right to purchase shares under the A&R ESPP that has not yet been exercised, and the maximum number of shares a participant can purchase during an offering period.
Dissolution or Liquidation
In the event of Standard BioTools’s proposed dissolution or liquidation, the administrator will shorten any offering period then in progress by setting a new purchase date and any offering periods will end on the new purchase date. The new purchase date will be prior to the dissolution or liquidation. If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, at least 10 business days prior to the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the A&R ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.
Change in Control
If there is a merger or “change in control,” as defined in the A&R ESPP, each right to purchase shares under the A&R ESPP will be assumed or an equivalent right to purchase shares will be substituted by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the A&R ESPP purchase rights, the administrator will shorten the offering period covered by such A&R ESPP purchase right by setting a new purchase date on which

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such offering period will end. The new purchase date will be before the merger or change in control. If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, before the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the A&R ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.
Amendment and Termination of the A&R ESPP. The administrator may at any time amend, suspend, or terminate the A&R ESPP, including the term of any offering period or purchase period then outstanding. Generally, no such termination can adversely affect previously granted rights to purchase shares under the A&R ESPP.
Upon its approval by the stockholders, the A&R ESPP will continue until terminated by the administrator in accordance with the terms of the A&R ESPP.
Certain U.S. Federal Income Tax Information
The following brief summary of the effect of the U.S. federal income taxation upon the participant and Standard BioTools with respect to the shares purchased under the A&R ESPP does not purport to be complete and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.
The A&R ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the A&R ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the Offering Date and more than one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (ii) an amount equal to 15% of the fair market value of the shares as of the applicable Offering Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of both of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. Standard BioTools generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares before the expiration of the holding periods described above.
Importance of Consulting a Tax Advisor. The foregoing discussion is a summary only and does not purport to be complete. In addition, the information is based upon existing U.S. tax laws and regulations and, therefore, is subject to change when those laws or rules change. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax advisor as to the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of any award.
ESPP Benefits
Participation in the A&R ESPP will be voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of contributions. Accordingly, future purchases under the A&R ESPP are not determinable. Non-employee directors are not eligible to participate in the ESPP.

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For each of (i) our NEOs, (ii) current executive officers, as a group, and (iii) all employees who are not executive officers, as a group, the following table sets forth the number of shares purchased under the ESPP since the adoption of the ESPP through April 15, 2026 and the weighted average per share purchase price for such shares.

Named Executive Officers	Number of Purchased Shares
Michael Egholm, Ph.D. President and Chief Executive Officer	20,000
Alex Kim Chief Financial Officer	27,225
Sean Mackay Chief Business Officer	—
Executive officers as a group	47,225
All employees (excluding executive officers)	3,487,688

On April 15, 2026, the closing market price per share of our common stock was $0.9775, as reported on Nasdaq.
Required Vote
The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the A&R ESPP. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.
Recommendation
Our Board unanimously recommends a vote “FOR” the approval of the A&R ESPP.

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Code of Ethics and Conduct
We are committed to the highest standards of integrity and ethics in the way we conduct our business. We have adopted a code of ethics and conduct that applies to the members of our Board, our officers, and our employees (including our CEO, Chief Financial Officer, and Principal Accounting Officer), as well as our agents, contractors, and consultants. Our code of ethics and conduct establishes our policies and expectations with respect to a wide range of business conduct, including preparation and maintenance of financial and accounting information, compliance with laws, and conflicts of interest.
Under our code of ethics and conduct, each of our directors, officers, and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigation of complaints relating to accounting or audit matters. These procedures have been adopted and are monitored by our Audit Committee.
Our code of ethics and conduct can be found on our website at https://investors.StandardBio.com by clicking on Governance — Governance Overview. When required by SEC or Nasdaq rules, we will disclose any future amendment to, or waiver of, any provision of the code of ethics and conduct for our CEO, Principal Financial Officer, Principal Accounting Officer, or any member of our Board on our website at https://investors.StandardBio.com in the Governance Overview section, within four business days following the date of such amendment or waiver.

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Other Matters
We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
The Board of Directors
Boston, Massachusetts
April 27, 2026

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Exhibit I
STANDARD BIOTOOLS INC.
2026 EQUITY INCENTIVE PLAN
1. Purposes of the Plan.
The purposes of this Plan are (a) to attract and retain the best available personnel for positions of substantial responsibility, (b) to provide additional incentive to Employees, Directors, and Consultants, and (c) to promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.
2. Definitions.
As used herein, the following definitions will apply:
(a) “Administrator” means the Board or any of its Committees as may administer the Plan in accordance with Section 4 hereof.
(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.
(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e) “Board” means the Board of Directors of the Company.
(f) “Change in Control” means the occurrence of any of the following events:
(i) A change in the ownership of the Company which occurs on the date that any one “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii) A merger or consolidation of the Company whether or not approved by the Board of Directors, or the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; provided, however, that for purposes of this subsection (iii), the following will not constitute a Change in Control: (A) a merger or consolidation which would result in the voting securities of the Company outstanding

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immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation, (B) a transfer of assets by the Company to: (1) an entity that is controlled by the Company’s stockholders immediately after the transfer, (2) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (3) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (4) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (5) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(4).
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
For the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.
(i) “Common Stock” means the common stock of the Company.
(j) “Company” means Standard BioTools Inc. (fka Fluidigm Corporation), a Delaware corporation, or any successor thereto.
(k) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
(l) “Director” means a member of the Board.
(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(n) “Effective Date” means June 17, 2026.
(o) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(q) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type,

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and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
(r) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If there are no trades on such date, the closing price on the latest preceding business day upon which trades occurred shall be the Fair Market Value.
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.
(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
(s) “Fiscal Year” means the fiscal year of the Company.
(t) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(u) “Inside Director” means a Director who is an Employee.
(v) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(x) “Option” means a stock option granted pursuant to the Plan.
(y) “Outside Director” means a Director who is not an Employee.
(z) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(aa) “Participant” means the holder of an outstanding Award.
(bb) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.
(cc) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.
(dd) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(ee) “Plan” means this 2026 Equity Incentive Plan.

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(ff) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.
(gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(hh) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.
(jj) “Service Provider” means an Employee, Director or Consultant.
(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.
(ll) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(nn) “Substitute Award” means an award issued under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.
3. Stock Subject to the Plan.
(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan as of the Effective Date is the sum of (i) [24,835,928] Shares1 and (ii) any Shares that are attributable to awards granted under the Company’s Amended and Restated 2011 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of Shares or which result in the forfeiture of Shares back to the Company on or after June 17, 2026, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Section 13 of the Plan; provided, however, that no more than 34,476,543 Shares shall be added to the Plan pursuant to subsection (ii). The Shares may be authorized, but unissued, or reacquired Common Stock.
(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, the gross Shares granted pursuant to a Stock Appreciation Right will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. With respect to Options, Shares used to pay the exercise price of an Option or to satisfy tax withholding obligations will cease to be available under the Plan. Shares used to pay the exercise price of an Award other than an Option or to satisfy the tax withholding obligations related to an Award other than an Option will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will
[1]
Consists of 10,000,000 shares of our common stock plus up to 14,835,928 shares of our common stock that remain available for future grant under our Amended and Restated 2011 Equity Incentive Plan as of the date of the Annual Meeting, up to an aggregate maximum of 24,835,928 shares.

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equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).
(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
(d) Substitute Awards. The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), Shares issued in respect of Substitute Awards will be in addition to and will not reduce the shares available under the Plan. Notwithstanding the foregoing, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance or retention of Shares, the Shares previously subject to such award will not be available for future issuance under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all; provided, however, that Substitute Awards will not be subject to the limits described in Section 4(d)(iii) below.
4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. Different Committees may administer the Plan with respect to different groups of Service Providers.
(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.
(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i) to determine the Fair Market Value;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to approve forms of Award Agreements for use under the Plan;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

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(viii) to modify or amend each Award (subject to Section 18 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan);
(ix) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 14 of the Plan;
(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and
(xii) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Effect of Administrator’s Decision. The decisions, determinations, and interpretations of the Administrator will be final and binding on all Participants and any other holders of Awards.
(d) Limitations on Administrative Authority. Notwithstanding anything herein to the contrary, the Administrator shall be limited as follows:
(i) Exchange Program. The Administrator may not implement an Exchange Program.
(ii) No Dividends or Dividend Equivalents Paid on Unvested Awards. No dividends or dividend equivalents shall be paid on any unvested Awards. Any dividends or dividend equivalents may be declared or accrue on unvested Awards, but shall not be paid until the vesting of such Awards.
(iii) Outside Director Limitations. No Outside Director may be paid, issued or granted, in any Fiscal Year, Awards and other cash compensation with an aggregate value greater than $750,000 (with the value of each Award based on its grant date fair value (determined in accordance with U.S. generally accepted accounting principles)), except that such limit will be increased to $1,000,000 in the Fiscal Year of his or her initial service as an Outside Director. Any Awards granted to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 4(d)(iii).
5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6. Stock Options.
(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of any Option (whether Incentive Stock Option or Nonstatutory Stock Option), the maximum term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

Standard BioTools Inc.	I-6	2026 Proxy Statement

(c) Option Exercise Price and Consideration.
(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1) In the case of an Incentive Stock Option
a) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
b) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator may determine in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.
(d) Exercise of Option.
(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to

Standard BioTools Inc.	I-7	2026 Proxy Statement

the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
7. Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

Standard BioTools Inc.	I-8	2026 Proxy Statement

(c) Transferability. Except as provided in this Section 7 or in the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise, subject to Section 4(d)(ii). If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
8. Restricted Stock Units.
(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.
(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
9. Stock Appreciation Rights.
(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

Standard BioTools Inc.	I-9	2026 Proxy Statement

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, subject to Section 6(a) of the Plan, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, that the maximum term of any Stock Appreciation Right will be ten (10) years from the date of grant.
(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.
(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price times (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be made in cash, in Shares of equivalent value, or in some combination thereof.
10. Performance Units and Performance Shares.
(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

Standard BioTools Inc.	I-10	2026 Proxy Statement

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
11. Leaves of Absence/Transfers Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder (i) will be suspended during any unpaid leave of absence and (ii) will continue during any paid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate; provided that no Award shall be transferred for value or consideration.
13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated in accordance with this Section 13(c) or as provided in an Award Agreement, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards similarly in the transaction.
In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

Standard BioTools Inc.	I-11	2026 Proxy Statement

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(d) Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Units and Performance Shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.
14. Tax.
(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, or (c) delivering to the Company already-owned shares having a fair market value not in excess of the maximum statutory amount required to be withheld. The fair market value of the shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
(c) Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

Standard BioTools Inc.	I-12	2026 Proxy Statement

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
17. Term of Plan. Subject to Section 22 of the Plan, this Plan will become effective upon the Effective Date. The Plan will terminate on April 24, 2036, unless terminated earlier under Section 18 of the Plan.
18. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
19. Conditions Upon Issuance of Shares.
(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.
21. Forfeiture Events.
(a) All Awards under the Plan will be subject to recoupment under the Company’s current Clawback Policy and any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 21(a) is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary, Parent, or affiliate of the Company.

Standard BioTools Inc.	I-13	2026 Proxy Statement

(b) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such termination of service, that would constitute cause for termination of such Participant’s status as a Service Provider.
22. Stockholder Approval. This Plan is subject to, and contingent upon, stockholder approval at the 2026 Annual Meeting of Stockholders. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
23. Waiver of Jury Trial. By accepting or being deemed to have accepted an award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any ward to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an award hereunder.
24. Unfunded Obligations. The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any award under the Plan. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.

Standard BioTools Inc.	I-14	2026 Proxy Statement

Exhibit II
STANDARD BIOTOOLS INC.
AMENDED AND RESTATED 2017 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
(As amended and restated effective June 23, 2020,
and as further amended and restated effective June 17, 2026)
1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated Contributions. This Plan includes two components: a Code Section 423 Plan Component and a Non-423 Plan Component. The Company’s intention is to have the Code Section 423 Plan Component qualify as an “employee stock purchase plan” under Section 423 of the Code and the provisions of the Plan with respect to the Code Section 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of options under the Non-423 Plan Component that do not qualify under Section 423 of the Code, pursuant to rules, procedures or sub-plans adopted by the Administrator that are designed to achieve tax, securities laws or other objectives for Eligible Employees and/or the Company. Except as otherwise indicated, the Non-423 Plan Component will operate and be administered in the same manner as the Code Section 423 Plan Component.
2. Definitions.
(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.
(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where the Plan is, or will be, offered.
(c) “Board” means the Board of Directors of the Company.
(d) “Change in Control” means the occurrence of any of the following events:
(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty

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percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(e) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(f) “Code Section 423 Plan Component” means the component of this Plan that is intended to meet the requirements set forth in Section 423(b) of the Code. The Code Section 423 Plan Component shall be construed, administered and enforced in accordance with Section 423(b) of the Code.
(g) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.
(h) “Common Stock” means the common stock of the Company.
(i) “Company” means Standard BioTools Inc., a Delaware corporation, or any successor thereto.
(j) “Compensation” means an Eligible Employee’s base straight time gross earnings, payments for overtime and shift premium, but exclusive of payments for incentive compensation, commissions, bonuses and other similar compensation. The Administrator shall have the discretion to determine what constitutes Compensation for participants under the Plan with respect to future Offerings, but for purposes of participants participating in the Code Section 423 Plan Component, it will be applied on a uniform, non-discriminatory basis.
(k) “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.
(l) “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. The Administrator may provide that any Designated Subsidiary shall only be eligible to participate in the Non-423 Plan Component and at any given time, a Subsidiary that is a Designated Subsidiary under the Code Section 423 Plan Component shall not be a Designated Subsidiary under the Non-423 Plan Component.

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(m) “Director” means a member of the Board.
(n) “Eligible Employee” means any individual who is a common law employee of an Employer. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Offering Date for all options to be granted on such Offering Date in an Offering, determine (and for purposes of the Code Section 423 Plan Component, on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) customarily works not more than twenty (20) hours per week. (ii) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (iii) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Employees are participating in that Offering. Each exclusion shall be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii). For Offerings under the Non-423 Plan Component, Eligible Employee will also mean any other employee of an Employer to the extent that Applicable Law requires participation in the Plan to be extended to such employee, as determined by the Administrator.
(o) “Employer” means the employer of the applicable Eligible Employee(s).
(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(q) “Exercise Date” means the last Trading Day on or before May 31 and November 30 of each Purchase Period.
(r) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.
(s) “New Exercise Date” means a new Exercise Date set by shortening any Offering Period then in progress.
(t) “Non-423 Plan Component” means a component of this Plan that is not intended to meet the requirements set forth in Section 423(b) of the Code.
(u) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Employees of one or more Employers will participate, even if the dates of the

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applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).
(v) “Offering Date” means the first Trading Day of each Offering Period.
(w) “Offering Periods” means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after May 31 and November 30 of each year and terminating on the first Trading Day on or after May 31 and November 30, approximately six (6) months later. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20.
(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(y) “Participant” means an Eligible Employee who participates in the Plan.
(z) “Plan” means this amended and restated Standard BioTools Inc. 2017 Employee Stock Purchase Plan.
(aa) “Purchase Period” means the period(s) of an Offering Period during which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan. Unless the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.
(bb) “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or pursuant to Section 20.
(cc) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(dd) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.
(ee) “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3. Eligibility.
(a) Offering Periods. Any Eligible Employee on a given Offering Date will be eligible to participate in the Plan, subject to the requirements of Section 5.
(b) Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.
(c) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any

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Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.
4. Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 31 and November 30 each year, or on such other date as the Administrator will determine. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.
5. Participation. An Eligible Employee may participate in the Plan pursuant to Section 3(a) by (i) submitting to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose (which may be similar to the form attached to this Plan as Exhibit A), or (ii) following an electronic or other enrollment procedure determined by the Administrator.
6. Contributions.
(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day or other Contributions (to the extent permitted by the Administrator) made during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation that he or she receives on each pay day during the Offering Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
(b) Payroll deductions for a Participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.
(c) All Contributions made for a Participant will be credited to his or her account under the Plan and payroll deductions will be made in whole percentages only. A Participant may not make any additional payments into such account, unless required by Applicable Law.
(d) A Participant may discontinue his or her participation in the Plan as provided in Section 10. Unless otherwise determined by the Administrator, a Participant may not increase or decrease the rate of his or her Contributions during an Offering Period, except for a withdrawal in accordance with Section 10.
(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.
(f) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social insurance contributions, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation or other payments made to Participant the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available

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to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) for Offerings under the Code Section 423 Plan Component.
7. Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to and including such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than 5,000 shares of Common Stock (subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period or Offering Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.
8. Exercise of Option.
(a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be returned to the Participant. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by the Participant.
(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.
9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

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10. Withdrawal.
(a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached to this Plan as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator, in each case, at least 10 days prior to the Exercise Date (the “Withdrawal Deadline”). If a withdrawal under this Section 10(a) is not timely made prior to the Withdrawal Deadline, then the Participant’s option for the Offering Period will continue to be exercised on an Exercise Date. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.
(b) A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated.
12. Interest. No interest will accrue on Contributions of a Participant in the Plan, except as may be required by Applicable Law, as determined by the Company, for Participants in the Non-423 Plan Component (or the Code Section 423 Plan Component if permitted under Section 423 of the Code).
13. Stock.
(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 1,200,000 shares of Common Stock.
(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.
14. Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the Employees eligible to participate in each sub-plan will participate in a separate Offering. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than

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payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.
15. Designation of Beneficiary.
(a) If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(c) The Administrator may determine whether Participants may designate beneficiaries under the Plan. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants pursuant to Offerings under the Non-423 Plan Component, and for Offerings under the Code Section 423 Plan Component in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f). All beneficiary designations will be in such form and manner as the Administrator may designate from time to time.
16. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17. Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions, unless otherwise required by Applicable Laws, as determined by the Administrator. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.
18. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.
19. Adjustments, Dissolution, Liquidation, Merger or Change in Control.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the

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corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
20. Amendment or Termination.
(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, , except as otherwise required by Applicable Laws) as soon as administratively practicable.
(b) Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.
(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

Standard BioTools Inc.	II-9	2026 Proxy Statement

(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;
(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;
(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and
(v) reducing the maximum number of Shares a Participant may purchase during any Offering Period or Purchase Period.
Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.
21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23. Code Section 409A. The Code Section 423 Plan Component is exempt from the application of Code Section 409A. The Non-423 Plan Component is intended to be exempt from Code Section 409A under the short-term deferral exception and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.
24. Term of Plan. The Plan will become effective upon its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect until terminated under Section 20.
25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

Standard BioTools Inc.	II-10	2026 Proxy Statement

26. Governing Law; Severability. The Plan and all determinations made and actions taken thereunder shall be governed by the internal substantive laws, and not the choice of law rules, of the State of California, United States and construed accordingly, to the extent not superseded by applicable U.S. federal law. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.
27. No Right to Employment or Services. Nothing in the Plan or any subscription agreement shall interfere with or limit in any way the right of the Employer to terminate any Participant’s employment at any time, provided in compliance with applicable laws, nor confer upon any Participant any right to continue in the employ of the Employer.

Standard BioTools Inc.	II-11	2026 Proxy Statement

EXHIBIT A
STANDARD BIOTOOLS INC.
2017 EMPLOYEE STOCK PURCHASE PLAN SUBSCRIPTION AGREEMENT
Offering Date:
1. I,       , hereby elect to participate in the Standard BioTools Inc. 2017 Employee Stock Purchase Plan, as amended (the “Plan”), and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.
2. I hereby authorize payroll deductions from each paycheck in the amount of    % of my Compensation on each payday (from 0 to 10%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)
3. I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.
4. I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
5. Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of         (Eligible Employee or Eligible Employee and Spouse only).
6. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price that I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two (2)-year and one (1)-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

Standard BioTools Inc.	II-A-1	2026 Proxy Statement

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.
Employee’s Social Security Number:
Employee’s Address:
I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.
Dated:

Signature of Employee

Standard BioTools Inc.	II-A-2	2026 Proxy Statement

EXHIBIT B
STANDARD BIOTOOLS INC.
2017 EMPLOYEE STOCK PURCHASE PLAN NOTICE OF WITHDRAWAL
The undersigned participant in the Offering Period of the Standard BioTools Inc. 2017 Employee Stock Purchase Plan, as amended, that began on       ,      (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.
Name and Address of Participant:

Signature:
Date:

Standard BioTools Inc.	II-B-1	2026 Proxy Statement

STANDARD BIOTOOLS INC.
ATTN: CHIEF FINANCIAL OFFICER
50 MILK STREET, 10TH FLOOR
BOSTON, MA 02109

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/LAB2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93370-P46330

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**STANDARD BIOTOOLS INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Class I Nominees:**

01) Michael Egholm, Ph.D.
02) Thomas Carey
03) Eli Casdin

**The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice & Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.

V93371-P46330

**STANDARD BIOTOOLS INC.**
**Annual Meeting of Stockholders**
**June 17, 2026 at 11:30 a.m. Eastern Time**
**This proxy is solicited by the Board of Directors**

The undersigned stockholder(s) hereby appoint(s) Michael Egholm, Ph.D. and Alex Kim, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of STANDARD BIOTOOLS INC. that the stockholder(s) is/are entitled to vote if personally present at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/LAB2026 at 11:30 a.m. Eastern Time on June 17, 2026, or any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4 AND 5. THE PROXY HOLDERS MAY VOTE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.**

**Continued and to be signed on reverse side**